UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant *

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* Preliminary Proxy Statement
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☒ Definitive Proxy Statement
* Definitive Additional Materials
* Soliciting Material Pursuant to Section 240.14a-12

INTERACTIVE INTELLIGENCE, INC.
(Name of Registrant as Specified in its Charter)

______________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 16, 2008

To Our Shareholders:

Our Board of Directors joins me in extending to you a cordial invitation to attend our 2008 Annual Meeting of Shareholders of Interactive Intelligence, Inc. The meeting will be held at our world headquarters located at 7601 Interactive Way, Indianapolis, Indiana 46278 at 9:00 a.m., Eastern Time, on Friday, May 30, 2008.

In addition to voting on the matters described in this proxy statement, we will review our 2007 business results and discuss our plans for 2008 and beyond. There will also be an opportunity to discuss matters of interest to you as a shareholder.

Pursuant to the new rules recently adopted by the Securities and Exchange Commission, we are providing access to our proxy materials via the Internet. On or about April 16, 2008, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to certain shareholders of record and street name holders, and on or about the same date we will mail a printed copy of the proxy statement and a proxy card to shareholders who have requested to receive them. On the mailing date of the Notice, all shareholders of record and street name holders will have the ability to access all of the proxy materials including the proxy statement.

Regardless of the number of shares you own, it is important that your shares be represented whether or not you attend the meeting. Shareholders of record can vote their shares via the Internet, by using a toll-free telephone number or by traditional mail. Instructions for using these convenient services appear on the Notice, the proxy card and in the proxy statement. If you received a printed copy of the proxy materials, you can also vote your shares by marking your votes on the proxy card, signing and dating it and mailing it promptly using the envelope provided. Any shareholder attending our meeting may vote in person even if a proxy has been returned.

We hope that you will be able to attend our meeting, and we look forward to seeing you.

Sincerely,

Donald E. Brown, M.D.
Chairman of the Board

INTERACTIVE INTELLIGENCE, INC.
7601 INTERACTIVE WAY
INDIANAPOLIS, INDIANA 46278
___________________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
___________________________________________________________

TIME AND DATE	9:00 a.m., Eastern Time, on Friday, May 30, 2008

PLACE	Interactive Intelligence, Inc. World Headquarters 7601 Interactive Way Indianapolis, Indiana 46278

ITEMS OF BUSINESS
1. To elect two directors to hold office for a term of three years or until their successors are elected and have qualified;

2. To approve an amendment to the Interactive Intelligence, Inc. 2006 Equity Incentive Plan; and

3. To transact any other business that may be properly brought before our meeting or any adjournment or postponement thereof.

RECORD DATE	You can vote if you are a shareholder of record on March 31, 2008.

ANNUAL REPORT	Our 2007 Annual Report, which is not a part of these proxy materials, is enclosed.

PROXY VOTING
Your vote is important, regardless of the number of shares you own. If you do not attend the meeting to vote in person, your vote will not be counted unless a proxy representing your shares is presented at the meeting. To ensure that your shares will be voted at the meeting, please vote in one of these ways:

1.  Go to www.proxyvote.com shown on the Notice of Internet Availability of Proxy Materials or your proxy card and vote via the Internet;

2. You may vote by touchtone telephone by calling 1 (800) 690-6903 (this call is toll-free in the United States); or

3. If you received a printed copy of the proxy card by mail, then MARK, SIGN, DATE AND PROMPTLY RETURN your proxy card in the postage-paid envelope.

If you do attend the meeting, you may revoke your proxy and vote by ballot.

By order of the Board of Directors,
Indianapolis, Indiana April 16, 2008	Stephen R. Head Corporate Secretary

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INTERACTIVE INTELLIGENCE, INC.
7601 INTERACTIVE WAY
INDIANAPOLIS, INDIANA 46278
__________________________________________________

PROXY STATEMENT
SOLICITATION OF PROXIES
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AT 9:00 A.M., EASTERN TIME, ON MAY 30, 2008

GENERAL INFORMATION

This proxy statement and accompanying proxy card are being provided to shareholders on or about April 16, 2008 in connection with the solicitation by the Board of Directors of Interactive Intelligence, Inc. (“Interactive,” “we,” “us,” “our” or the “company”) of proxies to be voted at the 2008 annual meeting of shareholders on May 30, 2008.

Why did I receive a Notice of Internet Availability of Proxy Materials?

Instead of initially mailing a printed copy of the proxy materials to each shareholder, we may now furnish proxy materials to our shareholders via the Internet under the new e-proxy rules adopted by the Securities and Exchange Commission (the “SEC”). On or about April 16, 2008, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to all shareholders of record and street name holders as of the close of business on March 31, 2008 (the “Record Date”), and we mailed a printed copy of the proxy materials to shareholders who had so requested. If you received a Notice by mail, you will not receive a printed copy of the proxy materials unless you request such a copy in the manner described in the Notice. The Notice also instructs you as to how you may access and review this proxy statement and our 2007 Annual Report to Shareholders, and how you may submit your proxy to vote at the annual meeting.

This proxy statement, the form of the proxy card and voting instructions are being made available to our shareholders on or about April 16, 2008 at www.proxyvote.com. Our 2007 Annual Report to Shareholders, including our Annual Report on Form 10-K for the year ended December 31, 2007, is being made available at the same time and by the same method. The 2007 Annual Report to Shareholders is not to be considered as part of the proxy solicitation materials or as having been incorporated by reference.

What is a proxy and how do I vote by proxy?

A proxy is your legal designation of another person (the “proxy”) to vote on your behalf. If you are a shareholder of record, we encourage you to vote via the Internet or by telephone. Internet voting information is provided on the Notice and the proxy card. You may vote by touchtone telephone by calling 1 (800) 690-6903. You will need to have the Notice or, if you received a printed copy of the proxy materials, your proxy card or voting instruction card, available when voting via the Internet or by telephone. These methods are convenient and save us significant postage and processing expense. In addition, when you vote via the Internet or by telephone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted.

If you are a shareholder of record and you received a printed copy of the proxy materials, you may vote by marking your proxy card, dating and signing it, and mailing it in the postage-paid envelope. The shares represented will be voted according to your directions. If your proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted according to the recommendation of the Board on that proposal.

If you are a “street name” holder, you must provide instructions on voting to your bank, broker, trust or other nominee holder.

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What is the difference between a “shareholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with our independent transfer agent and registrar, Computershare Investor Services, LLC, you are a “shareholder of record”. If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, such as Broadridge Financial Solutions, Inc. (“Broadridge”), you are a “street name” holder.

How many proxy cards will I receive?

You will receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts and custodial accounts) or in multiple accounts. If your shares are held in “street name”, you will receive your proxy card or other voting information from your broker, and you will return your proxy card or cards to your broker. You should complete and sign each proxy card you receive.

VOTING INFORMATION

Who is qualified to vote?

You are qualified to receive notice of and to vote at our annual meeting if you own shares of our common stock at the close of business on the Record Date for our annual meeting. At the close of business on the Record Date, there were 17,953,516 shares of our common stock issued and outstanding.  Each shareholder will have one (l) vote for each share held.

Is there a list of shareholders entitled to vote at the annual meeting?

A list of shareholders entitled to vote at our annual meeting will be available for inspection for a purpose germane to our annual meeting by any shareholder during usual business hours at our world headquarters during the ten days prior to our meeting date.

How do I use my shares to cast a vote?

Depending on whether you hold your shares directly as a “shareholder of record” or you hold your shares as a “street name” holder, there are several methods you can choose from to cast your vote.

If you are a “shareholder of record”, you can vote your proxy in any one of these methods:

1.	Go to www.proxyvote.com shown on the Notice or your proxy card and vote via the Internet;

2.	You may vote by touchtone telephone by calling 1 (800) 690-6903 (this call is toll-free in the United States); or

3.	If you received a printed copy of the proxy card by mail, then mark, sign, date and promptly return your proxy card in the postage-paid envelope.

You will need to have the Notice or, if you received a printed copy of the proxy materials, your proxy card or voting instruction card, available when voting via the Internet or by telephone. Therefore, please follow the specific instructions set forth on the Notice, proxy card or voting instruction card. For security purposes, our electronic voting system has been designed to authenticate your identity as a shareholder of our common stock.

If you hold your shares as a “street name” holder, your broker/bank/custodian/nominee will provide you with materials and instructions for voting your shares.

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Can I vote my shares in person at the annual meeting?

If you decide to join us in person at our annual meeting and you are a “shareholder of record”, you may vote your shares in person at the meeting. If you hold your shares as a “street name” holder, you must obtain a proxy from your broker, banker, trustee or nominee, giving you the right to vote the shares at the meeting.

Can I change my vote after I have sent in my proxy card?

Shareholders who execute a proxy card retain the right to revoke it at any time before it is voted by attending our annual meeting and voting in person or by notifying our Corporate Secretary in writing of such revocation prior to our annual meeting. If you execute more than one proxy card, the proxy card having the latest date will revoke any earlier proxy cards.

What constitutes a quorum and why is it required?

The holders of a majority of our shares of common stock issued and outstanding and entitled to vote, present in person, or represented by proxy, shall constitute a quorum at our annual meeting.  A quorum is required in order for our shareholders to conduct business at our annual meeting.

What is the Board’s recommendation on how I should vote my shares?

Our Board recommends a vote “FOR” each of the two director nominees and “FOR” the approval of the amendment to the Interactive Intelligence, Inc. 2006 Equity Incentive Plan (the “2006 Plan”).

How would my shares be voted if I do not specify how I would prefer them to be voted?

If no choice is specified, your proxy will be voted “FOR” the election of the two director nominees and “FOR” the approval of the amendment to the 2006 Plan. A proxy or proxy card may indicate that all or a portion of the shares represented by such proxy or proxy card are not being voted with respect to a specific proposal. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain proposals in the absence of instructions from the beneficial owner. Shares that are not voted with respect to a specific proposal will be considered as not present and not entitled to vote on such proposal, even though such shares will be considered present for purposes of determining a quorum and voting on other proposals.

What vote is required to approve a proposal? Also, how are abstentions and broker non-votes treated?

The election of the two director nominees will be determined by a plurality of the shares voting on such election, which means that the director nominees receiving the most “for” votes will be elected up to the maximum number of directors to be elected at the annual meeting. Broker non-votes and abstentions will not affect the determination of whether the proposal to elect the two director nominees will be approved.

To be approved, the amendment to the 2006 Plan requires that a majority of the total votes cast must vote in favor of the amendment. In other words, approval of the amendment to the 2006 Plan will be determined where the number of shares voted “for” the amendment exceeds the number of shares voted “against” or “abstain”. Abstentions on a specific proposal will be considered as present, but not as voting in favor of such proposal.  Abstention will be considered a vote against the approval of the amendment to the 2006 Plan. Broker non-votes will not affect the determination of whether the amendment to the 2006 Plan will be approved.

Who will pay for the cost of this proxy solicitation?

This solicitation will be conducted by mail, except that in a limited number of instances proxies may be solicited by our officers, directors and regular employees personally, by telephone, by facsimile or by other electronic communication. We do not presently anticipate payment of any compensation or fees of any nature to anyone for the solicitation of these proxies, except that we may pay persons holding shares in their name, or of

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their nominees, for the expense of sending proxies or proxy cards and proxy material to principals. The entire cost of solicitation will be borne by us.

Who will count the votes?

At our annual meeting, votes will be counted by a representative from Broadridge. Such representative will be present at the annual meeting to process the votes cast by our shareholders, make a report of inspection and count the votes cast by our shareholders and certify as to the number of votes cast on each proposal.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at our annual meeting and publish final results in our Quarterly Report on Form 10-Q for the second quarter of 2008.

How do I submit a shareholder proposal for next year’s annual meeting?

If you wish to submit a shareholder proposal to be included in next year’s proxy statement, you must comply with our advance notice requirements set forth in our Amended and Restated By-Laws, as currently in effect, as described in “Date of Receipt of Shareholder Proposals for Our 2009 Annual Meeting” on page 55.

What if I want to receive a printed copy of the Annual Report to Shareholders and this proxy statement?

If you received a Notice, you may request a printed copy of the Annual Report to Shareholders and proxy statement by any of the following methods: via the Internet at www.proxyvote.com, by telephone at 1 (800) 579-1639, or by sending an e-mail to sendmaterial@proxyvote.com. Our shareholders may also request an Information Packet, which includes our most recent Annual Report to Shareholders, Annual Report on Form 10-K and proxy statement.  Please visit our Investor Relations page located on our website at http://investors.inin.com and click on the “Contact Us” link. You will be asked to provide general contact information before continuing. Or you may call (317) 872-3000 and press option “4” to speak with an investor relations representative.

If you have any further questions about voting your shares or attending our annual meeting, please contact our Investor Relations Team via email at investor.relations@inin.com or by telephone at (317) 872-3000 and press option “4”.

ELECTION OF DIRECTORS
(ITEM 1 ON PROXY CARD)

Our Board currently consists of six directors divided into three classes, with the term of one class of directors expiring each year, pursuant to our Amended and Restated By-Laws, as currently in effect. Generally, each director serves until the annual meeting held in the year that is three years after such director’s election and until such director’s successor is elected and has qualified.

The terms of Donald E. Brown, M.D. and Richard A. Reck, two of our six directors, will expire at this annual meeting. Our Board has nominated each of these individuals upon recommendation of our Nominating and Corporate Governance Committee to be elected at this annual meeting for a term of three years to expire at our 2011 Annual Meeting or until their successors are elected and have qualified.

Unless proxy cards are otherwise marked, the persons named as proxies will vote the shares represented by all executed proxies which are received FOR the election of each of our director nominees.

Our Board has no reason to believe that the nominees will refuse to act or be unable to accept election; however, in such event and if any other unforeseen contingencies should arise, it is the intention of the persons named as proxies to vote for other nominees selected by our Nominating and Corporate Governance Committee in accordance with their best judgment.

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The following descriptions set forth certain information, as of March 31, 2008, about each director, including each person’s business experience for the past five years. There is no family relationship between any of our directors or officers.

Nominees For Term to Expire in 2011

DONALD E. BROWN, M.D.; Director since 1994; Age 52; Indianapolis, Indiana. Dr. Brown is our Chairman of the Board and President and Chief Executive Officer and has held these positions since 1994 in the case of President, since 1995 in the case of Chief Executive Officer and since 1998 in the case of Chairman of the Board. Dr. Brown co-founded Interactive Intelligence in 1994. Dr. Brown graduated from the Indiana University School of Medicine and also holds two additional degrees from Indiana University, an M.S. in computer science and a B.S. in physics.

RICHARD A. RECK; Director since 2005; Age 58; Hinsdale, Illinois. Mr. Reck is the founder and President of Business Strategy Advisors LLC, a business strategy consultancy that focuses on serving technology, services and entertainment companies. Mr. Reck was a partner with KPMG LLP from 1973 through his retirement in 2002. Mr. Reck also serves on the Board of Directors of two other high-technology public companies, Merge Technologies, Inc., a public healthcare software and information company, and Advanced Life Sciences Holdings, Inc., a public biopharmaceutical company. Mr. Reck received a Bachelor of Arts degree in mathematics from DePauw University and an M.B.A. in accounting from the University of Michigan.

The Board recommends a vote “FOR” each of the nominees listed above.

Directors Whose Present Terms Expire in 2009

EDWARD L. HAMBURG, Ph.D.; Director since 2004; Age 56; Chicago, Illinois. Dr. Hamburg is the former Executive Vice President of Corporate Operations, Chief Financial Officer and Corporate Secretary of SPSS Inc. (“SPSS”), a multinational computer software firm that provides predictive analytical technology and services. Dr. Hamburg held this position from 1992 to 2004 after heading business development for SPSS from 1986 to 1992. He currently holds an advisory position with SPSS and serves as a director and audit committee chairman of Interlink Electronics, Inc., a developer of interface technologies and solutions.  He also serves as a director of four non-public high-technology companies and is a venture partner with Morgan Stanley Private Equity. Dr. Hamburg received a Ph.D. from the University of Chicago and both his M.A. and B.A. from the University of Maryland at College Park.

SAMUEL F. HULBERT, Ph.D.; Director since 2001; Age 71; Naples, Florida. Dr. Hulbert is the former President of Rose-Hulman Institute of Technology, an engineering, science and mathematics college located in Terre Haute, Indiana. Dr. Hulbert held such position from 1976 until his retirement in 2004.  Prior to Rose-Hulman, Dr. Hulbert held professorships at Tulane University and Clemson University. Dr. Hulbert has been named to numerous “who's who” lists and has been honored with a variety of awards for his accomplishments in biomedical engineering, and he serves on the regional board of directors for Old National Bancorp. Dr. Hulbert received his B.S. and Ph.D. degrees in Ceramic Science from Alfred University in Alfred, New York. Dr. Hulbert has also received honorary degrees from Indiana State University (doctor of law), Clarkson University (doctor of science), Indiana University (doctor of science), Rose-Hulman (doctor of engineering) and Kanazawa Institute of Technology (doctor of engineering).

Directors Whose Present Terms Expire in 2010

MARK E. HILL; Director since 2004; Age 51; Carmel, Indiana. Mr. Hill is Managing Partner of Collina Ventures, LLC, a private investment company focusing on technology companies. In 1983, Mr. Hill co-founded Baker Hill Corporation®, which serves as a trusted advisor to its banking clients and delivers solutions that address business process needs. In 2005, Baker Hill was acquired by Experian®, a global information solutions company. Mr. Hill oversaw the transition through 2006. Mr. Hill also serves on the board of four non-public technology companies. Mr. Hill serves Central Indiana in various capacities, including board membership on

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the Central Indiana Corporate Partnership, the Central Indiana Community Foundation, the United Way of Central Indiana and the TechPoint Foundation. Mr. Hill is an adjunct professor at the Indiana University School of Informatics and former chair of its Dean’s Council. Mr. Hill started his career at IBM and holds a B.B.A. from the University of Notre Dame and an M.B.A. from the Indiana University Kelley School of Business.

MICHAEL C. HEIM; Director since 2007; Age 53; Zionsville, Indiana. Mr. Heim is the Vice President, Information Technology and Chief Information Officer of Eli Lilly and Company (“Lilly”), a position he has held since January 2004. From November 1999 until January 2004, Mr. Heim was the chief technology officer with accountability for enterprise architecture and data strategy, the global implementation of SAP, and global financial and human resources information technology solutions at Lilly. Mr. Heim joined Lilly in 1979 and has served in numerous roles including information technology, internal audit, and engineering. Mr. Heim serves on a number of executive councils including the Microsoft Pharmaceutical Advisory Council, the SAP Life Sciences Executive Council, and the Dean’s Advisory Council–Indiana University School of Informatics. A native of Cincinnati, Ohio, Mr. Heim received a B.A. degree in business administration from Marian College and an M.B.A. from Bowling Green State University.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

On June 8, 2007, our Board adopted Corporate Governance Guidelines (the “Guidelines”) to assist the Board in the exercise of its responsibilities. These Guidelines reflect the Board’s commitment to monitoring the effectiveness of policy and decision-making both at the Board and management level, with a view to enhancing shareholder value over the long term. These Guidelines are in addition to, and are not intended to change or interpret, any federal or state law or regulation, including the Indiana Business Corporation Law, or our Restated Articles of Incorporation or Amended and Restated By-Laws, as currently in effect. The Guidelines will be reviewed periodically and updated as necessary by our Board based upon recommendations from our Nominating and Corporate Governance Committee to reflect changes in regulatory requirements and Board oversight practices.  The Guidelines comply with requirements contained in the listing standards of The NASDAQ Stock Market LLC (“NASDAQ”) (the exchange on which our equity securities are registered) and otherwise enhance our corporate governance policies. We will provide to any person, without charge, a copy of these Guidelines, upon request to our Corporate Secretary at our world headquarters. These Guidelines are also available on our website at http://investors.inin.com under “Corporate Governance”. We intend to disclose any amendments or updates to these Guidelines by posting such amendments or updates on our website.

Director Independence and Board Meetings

Our Board has determined that Drs. Hamburg and Hulbert and Messrs. Hill, Heim and Reck are “independent directors”, as defined by the NASDAQ listing standards and the director independence rules of the SEC. Our Board determined that Mr. McWhirter, who served as our director through June 8, 2007, was an independent director in accordance with the NASDAQ listing standards and independence rules of the SEC until his term expired.

Our Board has determined that each of Drs. Hamburg and Hulbert and Messrs. Hill, Heim and Reck has no material direct or indirect relationship with us that would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director on our Board. In making its independence determination with respect to Dr. Hamburg, the Board considered his advisory position with SPSS, a customer that uses our products and has licensed our applications through one of our partners. During 2007, we received $90,000 from our partner that SPSS licenses our applications from, but Dr. Hamburg was not involved in SPSS’ decision to license our products. After reviewing the terms of this transaction and the relationship that Dr. Hamburg has with SPSS, the Board determined that Dr. Hamburg does not have a material direct or indirect interest in the transaction and that our business relationship with SPSS does not diminish his ability to exercise his independent judgment on issues affecting our business. Our Board will continue to monitor this relationship.

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In making its independence determination with respect to Mr. Heim, the Board considered Mr. Heim’s executive position with Lilly, a customer that uses our products and has licensed our applications directly through us. Because of Mr. Heim’s executive position at Lilly, the Board analyzed that relationship and the customer payments we received from Lilly for our products and applications during the last three years.  As Lilly’s Chief Information Officer, it is our understanding that Mr. Heim could be involved in Lilly’s decision to license our products; however, Lilly has licensed our products since December 2001, well before Mr. Heim became Lilly’s Chief Information Officer.  During 2007, 2006 and 2005, Lilly paid us approximately $162,000 $144,000 and $170,000, respectively, to license our applications, each less than 5% of our consolidated gross revenues in each of those years. In addition, Mr. Heim has not received any consulting, advisory or other compensatory fees from us. After reviewing the terms of this transaction, and the relationship that Mr. Heim has with Lilly, the Board determined that Mr. Heim does not have a material direct or indirect interest in the transactions and that our business relationships with Lilly do not diminish his ability to exercise his independent judgment on issues affecting our business. Our Board will continue to monitor this relationship.

Our Board holds regularly scheduled quarterly meetings. Typically, committee meetings occur the day prior to the Board meeting so that the evening prior to the Board meeting and the day of the Board meeting can be devoted to presentations and discussions with senior management about our short and long-term strategies. In addition to the quarterly meetings, special meetings may be scheduled at our Board’s discretion. During 2007, our Board held five meetings. During the period in 2007 for which he served as a director, each of our current directors attended or participated in at least 75% of the aggregate of (i) the total number of meetings of our Board and (ii) the total number of meetings held by all committees of our Board on which each such director served.

We have a policy that states that all directors properly nominated for election are expected to attend our annual meetings. All of our current directors attended our 2007 Annual Meeting in person.

Board and Committee Membership

The responsibility for good corporate governance rests with our Board, whose primary role is providing oversight, counseling and direction in the best long-term interests of us and our shareholders. Our Board has three standing committees: the Audit Committee; the Compensation and Stock Option Committee; and the Nominating and Corporate Governance Committee (together, our “Standing Committees”). Each Standing Committee is described below. Individuals who served on our Board during 2007 are listed in the table below, which also sets forth information regarding which Standing Committee(s) each individual served on during 2007:

STANDING COMMITTEES OF THE BOARD
Director	Board of Directors	Audit Committee	Compensation and Stock Option Committee	Nominating and Corporate Governance Committee
Donald E. Brown, M.D. (1)	Chair

Edward L. Hamburg, Ph.D.	X	Chair

Michael C. Heim (2)	X	X

Mark E. Hill (4)	X		Chair	X

Samuel F. Hulbert, Ph.D.	X		X	Chair

William E. McWhirter (3)	X	X	X	X

Richard A. Reck (4)	X	X	X

2007 Total Meetings Held	5	14	4	1

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(1)
Dr. Brown is our President and Chief Executive Officer and is our only employee that serves on our Board. Dr. Brown attended Standing Committee meetings as a member of management, except certain meetings where management was excluded.

(2)
To fill the vacancy created by Mr. McWhirter’s departure, as discussed below, Mr. Heim was elected to our Board by our shareholders at our 2007 Annual Meeting. Mr. Heim was appointed by our Board, upon nomination from our Nominating and Corporate Governance Committee, to serve as a member of our Audit Committee, effective June 8, 2007.

(3)
Mr. McWhirter served on our Board and as a member of our Audit Committee, Compensation and Stock Option Committee and Nominating and Corporate Governance Committee through June 8, 2007, the date of our 2007 Annual Meeting.

(4)
To fill the vacancies on our Compensation and Stock Option Committee and our Nominating and Corporate Governance Committee, which were created by Mr. McWhirter’s departure, our Board, upon recommendation from our Nominating and Corporate Governance Committee, appointed Mr. Hill to serve as a member of our Nominating and Corporate Governance Committee and Mr. Reck to serve as a member of our Compensation and Stock Option Committee, effective June 8, 2007.

Standing Committees of the Board

Audit Committee

Our Audit Committee operates under a written charter adopted by our Board, a copy of which is available, free of charge, on our website at http://investors.inin.com under “Corporate Governance”. Our Audit Committee reviews and assesses the adequacy of its charter and performance on an annual basis. Our Board adopted an amended and restated charter for our Audit Committee on June 8, 2007 and adopted additional amendments on August 17, 2007. Our Board established our Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for the primary purpose of overseeing our accounting and financial reporting processes and audits of our annual financial statements and internal control over financial reporting by our independent registered public accounting firm.

Among its current primary functions, our Audit Committee has the sole authority to perform the following:

•	retain and terminate our independent registered public accounting firm;

•	approve compensation and provide oversight of the work of our independent registered public accounting firm;

•	evaluate the qualifications, performance and independence of our independent registered public accounting firm;

•
pre-approve all auditing services and permitted non-audit services, including the fees and terms for such services (subject to the de minimus exception for non-audit services that are approved by our Audit Committee prior to completion of the audit) provided by our independent registered public accounting firm;

•	review and discuss with our management and our independent registered public accounting firm our annual and quarterly financial statements;

•
discuss with our management and our independent registered public accounting firm major issues regarding accounting principles and financial statement presentations and the adequacy of our internal control over financial reporting; and

•	review and approve all related person transactions.

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All incumbent members of our Audit Committee have been and currently are “independent” as such term is defined for audit committee members under the NASDAQ listing standards and Rule 10A-3 of the Exchange Act. Our Board determined that Mr. McWhirter was an independent audit committee member in accordance with these standards and rules until his term expired on June 8, 2007. Our Board has determined that Dr. Hamburg and Mr. Reck meet the definition of an “audit committee financial expert”, as defined in Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act.

Compensation and Stock Option Committee

Our Compensation and Stock Option Committee (our “Compensation Committee”) operates under a written charter adopted by our Board, a copy of which is available, free of charge, on our website at http://investors.inin.com under “Corporate Governance”.  On June 8, 2007, our Board adopted an amended and restated charter for our Compensation Committee. Our Compensation Committee reviews and assesses the adequacy of its charter and performance on an annual basis. Among its current primary functions, our Compensation Committee reviews and determines the annual compensation of our non-employee directors; the annual base salaries, performance-based cash incentive awards and other incentive compensation of our executive officers; administers our stock option plans in which directors, executive officers and other key employees participate; and discusses with management the Compensation Discussion and Analysis and, if appropriate, recommends its inclusion in our Annual Report on Form 10-K and proxy statement. For a description of the role of management and our compensation consultant in setting compensation, see “Compensation Discussion and Analysis—Role of Management in Compensation” and “—Compensation Consultant and Benchmarking”.

Compensation Committee Interlocks and Insider Participation

All members of our Compensation Committee during 2007 were independent directors, and no member was our employee or former employee. In addition, no member of our Compensation Committee had any relationship requiring disclosure under the section “Certain Relationships and Related Person Transactions” beginning on page 53. During 2007, none of our executive officers served on the compensation committee or board of directors of another entity.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee (our “Nominating Committee”) operates under a written charter adopted by our Board, a copy of which is available, free of charge, on our website at http://investors.inin.com under “Corporate Governance”. Our Nominating Committee assists our Board in (i) identifying individuals qualified to become Board members, (ii) developing our Corporate Governance Guidelines, (iii) advising our Board in the annual review of our Board’s performance and (iv) recommending directors for each Standing Committee. The current members of our Nominating Committee have been and currently are “independent”, as defined under the NASDAQ listing standards.

Our Nominating Committee considers candidates for membership on our Board who are recommended by shareholders and/or fellow Board members. In accordance with Rule 14a-8(i)(8) of the Exchange Act, which was amended in December 2007 by the SEC and became effective on January 10, 2008, certain shareholder proposals related to the election of directors are no longer permitted.  A shareholder who wishes to recommend a director candidate for consideration by our Nominating Committee should send such recommendation to our Corporate Secretary addressed to: Interactive Intelligence, Inc. Nominating Committee, c/o Corporate Secretary at our world headquarters. Our Corporate Secretary has been instructed by our Board to forward such shareholder director candidate recommendations to our Nominating Committee. Any such recommendation should include a description of the candidate’s qualifications for board service, the candidate’s written consent to be considered for nomination and to serve if nominated and elected and the addresses and telephone numbers for contacting the shareholder and the candidate for more information. A shareholder who wishes to nominate an individual as a director candidate at an annual meeting, rather than recommend the individual to our Nominating Committee as a nominee, must comply with our advance notice requirements set forth in our

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Amended and Restated By-Laws, as currently in effect, as described in “Date of Receipt of Shareholder Proposals for Our 2009 Annual Meeting” on page 55.

Our Nominating Committee is responsible, when the need arises, for seeking individuals qualified to become Board members for recommendation to our Board. The Nominating Committee identifies any specific needs in terms of industry or professional background and determines independence standards for nominees. Our entire Board nominates members for election to our Board. Nominees for director are selected on the basis of board experience, judgment, integrity, ability to make independent inquiries, understanding our business and environment and willingness to devote adequate time to Board duties, while considering such factors as geographic, occupational, gender, race and age diversity. Our Nominating Committee’s process for identifying and evaluating nominees for director will be the same whether the nominee is from our Nominating Committee’s search for a candidate, or whether the nominee was recommended by a shareholder.

Shareholder Communications

Our Board has a process whereby our shareholders may send communications to our Board’s attention. Any shareholder desiring to communicate with our Board, or one or more specific members thereof, should communicate in a writing addressed to Interactive Intelligence, Inc., Board of Directors, c/o Corporate Secretary at our world headquarters. Our Corporate Secretary has been instructed by our Board to promptly forward all such communications to the specified addressees.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics (our “Ethics Code”) that applies to all of our directors, officers and employees. We will provide to any person a copy of our Ethics Code, free of charge, upon request to our Corporate Secretary at our world headquarters. Our Ethics Code was amended and restated by our Board on June 8, 2007 and is available on our website at http://investors.inin.com under “Corporate Governance”. We intend to disclose any amendments or updates to our Ethics Code by posting such amendments or updates on our website. In addition, any waivers of our Ethics Code for our directors or executive officers will be posted on our website under “Corporate Governance”.  There were no waivers of our Ethics Code by any of our executive officers or directors during 2007.

DIRECTOR COMPENSATION AND BENEFITS

Only non-employee directors receive compensation for their services as directors. Our compensation package for non-employee members of our Board is comprised of cash (annual retainers and committee meeting fees) and stock option grants. Directors are also entitled to reimbursement of expenses incurred in connection with attendance at board and/or committee meetings. Our director pay package is designed to attract and retain highly-qualified, independent professionals to monitor the effectiveness of policy and decision-making both at the Board and management level, with a view to enhancing shareholder value over the long term. Our Compensation Committee generally reviews our non-employee director compensation program on an annual basis.  Actual annual pay varies among directors based on committee memberships, committee chair responsibilities and meeting attendance.

In the fall of 2006, our Compensation Committee engaged a third party compensation consulting firm, Frederic W. Cook & Co., Inc. (“Cook”), to compare the cash retainers, board and committee attendance fees and stock options received by our non-employee directors to director compensation programs at certain peer companies (the “peer group”), principally public software companies that, generally, have similar revenues. The members of the peer group included in Cook's study are listed on page 18 under “Compensation Discussion and Analysis – Compensation Consultant and Benchmarking”.

Members of our Board are eligible to receive automatic stock option grants under our 2006 Plan, which was adopted by our Board in April 2006 and approved by our shareholders at our 2006 Annual Meeting.  Our 2006 Plan replaced our Outside Directors Stock Option Plan (our “Directors Plan”) which was adopted in April 1999.

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Under our 2006 Plan, the exercise price for option grants is equal to the closing price of our common stock, as reported by The NASDAQ Global Market, on the business day immediately preceding the date of grant, rather than on the day of grant under the terms of the Directors Plan. In addition, for most options granted prior to 2005, the term of each option was ten years from the date of grant. In 2005, we began issuing options with a term of six years from the date of grant.  Besides these changes, there are no other differences in the terms of options granted to our non-employee directors.

Our Board also has the full and complete authority and discretion, except as limited by our 2006 Plan, to grant additional options to eligible directors from time to time and to provide the terms and conditions (which need not be identical among eligible directors), including without limitation the vesting provisions, thereof. Any option grants previously awarded under our Directors Plan, but not yet forfeited, cancelled, terminated, exercised or expired, remain subject to their original terms which are not different from the terms upon which annual option grants for directors are granted under our 2006 Plan, except as described above.

2007 Director Stock Options – Changes from 2006

Prior to 2007, our Directors Plan provided that each year on the date of the annual meeting of shareholders, each eligible non-employee director was automatically granted an option to purchase 8,000 shares of our common stock multiplied by a fraction where (a) the numerator was the number of Board and Standing Committee meetings on which the eligible non-employee director served and attended during the immediately preceding year and (b) the denominator was the total number of Board and Standing Committee meetings on which the eligible non-employee director served and was eligible to attend that were held during the immediately preceding year. At its February 2007 meeting, our Compensation Committee approved a revised method such that on the date of the annual meeting of shareholders, each eligible non-employee director will be granted an annual stock option to purchase 8,000 shares of our common stock without having to achieve a meeting attendance requirement. For any newly elected non-employee director, our Compensation Committee may approve an option award to such director to purchase an aggregate of 20,000 shares of our common stock for joining our Board. These options have terms in accordance with our 2006 Plan, generally vest over four years and expire six years from the anniversary date of the grant.

Effective January 1, 2007, our Compensation Committee approved changes to the annual retainers and meeting fees to be paid to our non-employee directors. In 2007, each of our non-employee directors was entitled to receive the following compensation:

Type of Compensation	Amount
Cash Retainers:
Annual Cash Retainer (1)	$25,000
Annual Cash Retainer for Committee Chair:
Audit Committee (1)	15,000
Compensation and Nominating Committees (1)	5,000

Board and Committee Attendance Fee (per meeting attended that was not held in conjunction with a meeting of our full Board):
In person (2)	$1,500
By teleconference (2)	750

Stock Options:
Annual Stock Option Retainer (3)	8,000 shares
Stock Option Grant for Newly Elected Directors (4)	20,000 shares

(1)
All annual cash retainers were paid in advance in equal quarterly installments, and at times some have been paid in the immediately preceding year in preparation for board and/or committee meetings to be held during the first quarter of the current year.

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(2)	All attendance fees were paid in arrears, and at times some have been paid in the following year once meeting attendance results are known.

(3)
Represents an annual stock option to purchase shares of our common stock, which will be granted at each annual meeting. These options were granted to all of our non-employee directors, except Mr. Heim, on June 8, 2007, the date of our 2007 Annual Meeting, in accordance with the terms of our 2006 Plan.

(4)
As a result of being elected to our Board by our shareholders at our 2007 Annual Meeting, our Compensation Committee granted Mr. Heim an option to purchase 20,000 shares of our common stock. This option was granted in accordance with the terms of our 2006 Plan.

Director Compensation in 2007

The following table sets forth information regarding the compensation that each non-employee director earned during 2007. Dr. Brown did not earn any additional compensation for serving on our Board in 2007.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash (1) ($)	Option Awards (2) ($)	Total Compensation ($)
Edward L. Hamburg, Ph.D.	53,500	25,449	78,949

Michael C. Heim (3)	33,250	28,737	61,987

Mark E. Hill	36,750	33,497	70,247

Samuel F. Hulbert, Ph.D.	36,000	11,495	47,495

William E. McWhirter (4)	14,500	--	14,500

Richard A. Reck	38,250	26,664	64,914

(1)
The amounts in this column include the annual retainer and the amounts earned by each director for attending board and/or committee meetings in person and/or by teleconference that were not held in conjunction with a meeting of our full Board. For the Chairman of each of our Audit Committee, our Compensation Committee and our Nominating Committee, the additional annual retainer is also included.

(2)
The amounts in this column represent the aggregated compensation cost recognized during the year ended December 31, 2007 in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“SFAS 123R”) (except that the estimated forfeitures related to service-based vesting conditions were disregarded) of options held by our non-employee directors and therefore included options granted during and prior to 2007. For valuation assumptions used to determine these amounts, refer to Note 6 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2007.  The aggregate grant date fair value of option awards granted during 2007, as of the grant date in accordance with SFAS 123R, was $203,808 for Mr. Heim and $81,523 each for Drs. Hamburg and Hulbert and Messrs. Hill and Reck. Our Compensation Committee did not grant any options to Mr. McWhirter during 2007.

Our non-employee directors had the following shares of our common stock underlying stock options outstanding as of December 31, 2007: Dr. Hamburg: 39,556 shares; Mr. Hill: 40,114 shares; Dr. Hulbert: 44,282 shares; Mr. Heim: 20,000 shares; and Mr. Reck: 36,000 shares. All of the shares underlying stock options that were held by Mr. McWhirter vested prior to 2007. Following Mr. McWhirter’s decision to

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not stand for re-election to our Board, his options were set to be terminated one month following his removal from our Board. As a result and prior to the termination date, Mr. McWhirter exercised all of his stock options and, therefore, did not own any options as of December 31, 2007.

(3)	Mr. Heim’s fees represent annual cash retainers and committee meeting fees he was eligible to earn beginning June 8, 2007.

(4)
Mr. McWhirter served on our Board through June 8, 2007, the date of our 2007 Annual Meeting.  Mr. McWhirter’s fees related to 2007 include prorated amounts of the annual cash retainer and all Board and/or committee meeting fees for such meetings that he attended through that date. As discussed in the preceding footnote of this table, all of Mr. McWhirter’s stock options were vested and exercisable prior to 2007; therefore, we did not record any compensation expense related to SFAS 123R in our 2007 audited consolidated financial statements related to Mr. McWhirter’s options.

Non-Employee Director Change-of-Control Agreements

On June 7, 2007, we entered into Non-Employee Director Change-of-Control Agreements (each, a “Director Change-of-Control Agreement”) with Dr. Hamburg and Messrs. Hill and Reck. Under the terms of each Director Change-of-Control Agreement, in the event the service on our Board of these directors is terminated for any reason following an event where a “Change-of-Control” has occurred (as defined under “Employment Agreements and Post-Termination and Change-of-Control Agreements – Change-of-Control and Retention Agreements”), any and all outstanding stock options granted under our 2006 Plan and/or our Directors Plan will vest on an accelerated pro-rata monthly basis, including full credit for partial months elapsed. In addition, with respect to stock option vesting, each director will be credited with one additional month of service for each month of service completed, up to a maximum of 24 additional months of service credit.

OUR EXECUTIVE OFFICERS

The following table sets forth information, as of March 31, 2008, about our executive officers followed by their biographies:

Name	Age	Position
Donald E. Brown, M.D.	52	Chairman of the Board, President and Chief Executive Officer

Gary R. Blough	52	Executive Vice President, Worldwide Sales

William J. Gildea III	41	Vice President, Business Development

Stephen R. Head	54	Chief Financial Officer, Vice President, Finance and Administration, Secretary and Treasurer

Pamela J. Hynes	46	Vice President, Customer Services

Joseph A. Staples	48	Senior Vice President, Worldwide Marketing

Donald E. Brown, M.D. co-founded Interactive Intelligence in October 1994 and has served as our Chief Executive Officer since April 1995 and President since inception. This is the third software company founded by Dr. Brown. Dr. Brown also serves as our Chairman of the Board, a position he has held since July 1998. Dr. Brown has been a director since our inception. In March 1988, Dr. Brown co-founded Software Artistry, Inc. (“Software Artistry”), a developer of customer support software that became a public company in March 1995 and was subsequently acquired by IBM in January 1998. At Software Artistry, Dr. Brown served as Chief Executive Officer and director from inception through September 1994. Dr. Brown’s first software company was acquired by Electronic Data Systems, Inc. in September 1987. Dr. Brown graduated from the Indiana

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University School of Medicine. He also holds two additional degrees from Indiana University, a M.S. in Computer Science and a B.S. in Physics.

Gary R. Blough has served as our Executive Vice President, Worldwide Sales since July 2004. Mr. Blough served as our Vice President of Sales for Europe, the Middle East and Africa from January 2002 to July 2004 and previously served as our Area Director and Vice President of Sales for Western U.S. and Latin America since joining us in February 1997.  From January 1992 to February 1997, Mr. Blough held various sales positions at Software Artistry, including Manager of Western Region Sales.  From January 1990 to December 1991, Mr. Blough was Director of Sales for On-Line Software, a developer of programmer productivity tools.  Mr. Blough has a B.S. degree in Marketing from Virginia Polytechnic Institute and State University.

William J. Gildea III joined us in March 2008 as our Vice President, Business Development.  Prior to joining us, Mr. Gildea was a sell-side financial analyst covering the communications technology industry at Janney Montgomery Scott from April 2004 to February 2008 and an associate analyst at Wachovia Securities from April 2000 to March 2004.  Mr. Gildea started his career as a communications attorney in private practice in Washington, D.C. from October 1993 to June 1998.  Mr. Gildea holds a B.A. from William & Mary, a J.D. from Catholic University, and an M.B.A. from the University of North Carolina.

Stephen R. Head has served as our Chief Financial Officer, Vice President of Finance, Secretary and Treasurer since joining us in November 2003 and our Vice President of Finance and Administration since February 2004. Mr. Head previously served as Chief Financial Officer of Gilian Technologies Ltd. (now Breach Security, Inc.), a Web security applications developer, from 2001 to 2003. Prior to Gilian Technologies, Mr. Head was Senior Vice President, Finance and Administration from 1999 to 2001 at planetU, Inc., an e-commerce company serving the consumer packaged goods industry, which was acquired by Transora in December 2000. Other financial roles Mr. Head has held in the software industry include Vice President, Finance and Administration and Chief Financial Officer at Made2Manage Systems, Inc. (now Consona Corporation), and Vice President, Finance and Chief Financial Officer of Software Artistry. Mr. Head began his career in public accounting at KPMG LLP. He has also served in positions in private industry. Mr. Head is a graduate of Indiana University, where he received both an M.B.A. and B.S. in Business with a concentration in Accounting.

Pamela J. Hynes has served as our Vice President, Customer Services since October 2004. Ms. Hynes served as our Vice President, Customer Loyalty from September 2003 to October 2004 and our Vice President, Client Services, the Americas and Europe, Middle East and Africa from July 2001 until September 2003. Ms. Hynes served as our Vice President, North American Client Services from September 1999 until July 2001 and prior to that as our Director of Client Services since joining us in November 1996. Ms. Hynes was an Account Manager at Software Artistry from July 1996 to October 1996 and the Support Services Manager of Software Artistry from August 1992 to July 1996. Prior to August 1992, she served in a number of technical roles at Software Artistry, including Application Development, Technical Instructor and Field Engineer. Before joining Software Artistry, she served as Technical Support Engineer at American Financial Resources, a software development company. Ms. Hynes holds a B.S. degree in Management Information Systems from New Hampshire College.

Joseph A. Staples has served as our Senior Vice President, Worldwide Marketing since joining us in January 2005. Prior to joining us, Mr. Staples was the principal of FirstLight Marketing, a marketing services company, from October 2002 to December 2004. For the six years prior to that, Mr. Staples was Executive Vice President of Corporate Marketing at Captaris, Inc., a provider of business communication solutions. Previously, Mr. Staples was the Vice President of Marketing for Callware Technologies, Inc., a provider of unified messaging software. He was also at Novell, Inc., in several management positions for five years.  Mr. Staples earned a B.S. degree from the University of Phoenix with an emphasis in Marketing.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As required by Items 403(a) and (b) of Regulation S-K, the following table sets forth, as of March 31, 2008, information about the beneficial ownership of our common stock by 5% or greater beneficial owners and ownership of management, including each of our incumbent directors and director nominees, our named executive officers and all executive officers and directors as a group. Except as otherwise indicated below, the individual or entity owns such common stock directly with sole investment and sole voting power. For each of our named executive officers and directors, the following table also includes options to purchase shares of our common stock that are exercisable on or within 60 days after March 31, 2008.

5% or Greater Beneficial Owners: Name and Address of Beneficial Owner**	Amount and Nature of Beneficial Ownership		Percent of Class
Bares Capital Management, Inc. 221 W. 6th Street, Suite 1225 Austin, TX 78701	1,130,924	(1)	6.4	% (1)

Essex Investment Management Co., LLC 125 High Street, 29th Floor Boston, MA 02110	906,993	(2)	5.4	% (2)

Officer and Director Stock Ownership: Name of Beneficial Owner	Shares (3)		Options (4)	Total Beneficial Ownership	Percent of Class
Directors
Edward L. Hamburg, Ph.D.	--		26,556	26,556	*

Michael C. Heim	--		--	--	*

Mark E. Hill	55,000	(5)	32,114	87,114	*

Samuel F. Hulbert, Ph.D.	--		36,282	36,282	*

Richard A. Reck	10,000		18,000	28,000	*

Named Executive Officers
Donald E. Brown, M.D.**	3,942,180		519,200	4,461,380	24.2%

Stephen R. Head	8,000		123,037	131,037	*

Gary R. Blough	46,555		163,106	209,661	1.2%

Jeremiah J. Fleming (6)	60,750		--	60,750	*

Pamela J. Hynes	19,666	(7)	31,318	50,984	*

Joseph A. Staples	3,000		45,000	48,000	*

Directors and Executive Officers as a Group
All Directors and Executive Officers as a Group (11 persons) (8)	4,084,401		994,613	5,079,014	26.8%

*	Indicates ownership of less than one percent of the outstanding shares of our common stock.

**
As discussed above, Dr. Brown is our Chairman of the Board, President and Chief Executive Officer and a beneficial owner of more than 5% of our outstanding common stock. Therefore, information pertaining to his beneficial ownership of our common stock is presented once as a named executive officer.

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(1)
Information based solely on a Schedule 13G/A filed by such shareholder with the SEC on February 15, 2008, indicating beneficial ownership as of December 31, 2007. The shareholder is an investment adviser and has sole power to vote or direct the vote and dispose or direct the disposition of 2,798 shares, and shares the power to vote or direct the vote and dispose or direct the disposition of 1,128,126 shares.

(2)
Information based solely on a Schedule 13G filed by such shareholder with the SEC on February 6, 2007, indicating beneficial ownership as of December 31, 2006. The shareholder is an investment adviser.

(3)	Represents the number of shares beneficially owned, excluding shares which may be acquired through the exercise of stock options.

(4)	Represents shares which may be acquired through the exercise of stock options as of March 31, 2008 or within 60 days after that date.

(5)	Mr. Hill has pledged all of these shares as security for a margin account.

(6)	Mr. Fleming voluntarily resigned effective March 6, 2007.

(7)	Includes 2,850 shares held by her children, over which Ms. Hynes disclaims beneficial ownership.

(8)
These amounts exclude Mr. Fleming’s ownership of our common stock as he was not an executive officer as of March 31, 2008. Mr. Gildea, who joined our company in March 2008, is included as an executive officer as of March 31, 2008. In connection with Mr. Gildea’s appointment, he was granted a stock option under our 2006 Plan to purchase 25,000 shares of our common stock. As of March 31, 2008, Mr. Gildea did not own any shares of our common stock and the stock option granted to him was not exercisable as of or within 60 days after that date.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Committee Report

We, the Compensation Committee, have reviewed and discussed the following “Compensation Discussion and Analysis” section of this proxy statement with Interactive Intelligence’s management. Based on our review and discussions, we recommended to the Board of Directors that the following “Compensation Discussion and Analysis” section be included in this proxy statement on Schedule 14A and incorporated by reference into Interactive Intelligence’s Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the SEC.

Submitted by the Compensation Committee

Mark E. Hill, Chairman
Samuel F. Hulbert
Richard A. Reck

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis is intended to supplement the more detailed information concerning executive compensation that appears in the tables and the narrative discussion that follows the tables.  Our goal is to provide our current and potential shareholders and the investing public with a better understanding of our executive compensation practices and the decisions made concerning the compensation payable to our executive officers, including the persons named in the Summary Compensation Table, or our named executive officers, that appears on page 26.

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The Compensation Committee of our Board of Directors, referred to in this section as the committee, plays a key role in designing and administering our executive compensation program.  All principal elements of compensation paid to our executive officers are subject to approval by the committee.  The report of the committee appears above.

Objectives of Our Compensation Programs

We believe we have assembled a superior executive management group comprised of certain individuals that have been with us for many years and other individuals that have extensive experience with other companies in the software industry.  This combination of experiences allows us to continue the innovations that have long been our core competence, while at the same time positioning us for future growth.

The purpose of our compensation programs is to retain our executives by designing compensation programs that are highly competitive with comparable positions and to align our executive officers’ compensation targets with our overall goals and shareholder interests.  We compensate our executive officers using a combination of salary, commissions, performance-based cash incentive compensation and stock option awards.  We attempt to combine these elements of compensation to maximize our executives’ contribution to our company to ultimately achieve our goal of maximizing shareholder value.

The committee determines executive compensation with the following objectives in mind:

•
Compensation should be designed to reward employees for their individual performance as well as that of our company. To achieve this objective, many executives have compensation aligned with company objectives as well as individual objectives over which they control.

•
Compensation should be commensurate with comparable companies in the software industry.  We must attract and retain employees who may be recruited by other companies, so our compensation package should remain competitive. We achieve this objective by comparing our executive officers’ compensation with comparable positions within our peer group (as defined below) and/or industry.

•
We want to reward short-term accomplishments of our executive officers, while also focusing their efforts on the achievement of our long-term objectives. We achieve this objective by offering cash incentive compensation as well as stock option awards.

•
Our compensation program should align our executive officers’ objectives with those of our shareholders. We achieve this objective by setting corporate objectives based on our operating income targets (excluding the impact of compensation expense related to SFAS 123R), which we believe is a performance metric that our shareholders monitor and also rewards our executive officers for their efforts to attain profitability goals.

Compensation Consultant and Benchmarking

In addition to the committee engaging Cook to compare our non-employee director compensation to our peer group in the fall of 2006, the committee simultaneously engaged Cook to compare the salary, performance-based cash incentive compensation and equity compensation programs of our executive officers to compensation programs of individuals holding the same or similar positions at our peer group. The members of the peer group included in Cook's study are listed in the following table:

8x8, Inc.	Datawatch Corporation	SoftBrands, Inc.
Actuate Corporation	Document Sciences Corporation	TeleCommunication Systems, Inc.
Applix, Inc.	Evolving Systems, Inc.	Tumbleweed Communications Corp.
Art Technology Group, Inc.	Intervoice, Inc.	Unica Corporation
Astea International Inc.	Pegasystems Inc.	Witness Systems, Inc.
AXS-One Inc.	RightNow Technologies, Inc.
Captaris, Inc.	Smith Micro Software, Inc.

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Cook presented the results of its study at the committee's November 2006 meeting.  Based on the results of this study and the operating results that we reported in 2006, the committee concluded that our executive officers’ compensation plans were generally competitive, but made changes to all of our executive officers’ compensation plans for 2007.  Those changes are described in more detail below under the sections “Annual Base Salary” and “Performance-Based Cash Incentive Compensation”.  Cook also recommended changes to how stock options were granted to our executive officers, which are described in more detail below under the section “Long-Term Stock-Based Incentive Compensation”.

Cook did not advise our management without prior approval from the committee, nor did it receive any compensation from us other than for its work in advising the committee, and maintained no other economic relationships with us during or prior to 2007.

Role of Management in Compensation

Dr. Brown, our Chief Executive Officer, provides the committee with recommendations on the compensation of our executive officers.  These recommendations are presented by Dr. Brown (referred to in this Compensation Discussion and Analysis as “management”), taking into account such factors as compensation history, tenure, responsibilities, leadership qualities, market data for comparable positions at companies within our peer group and/or industry, retention concerns and the need to maintain consistency within the organization.  The committee gives significant consideration to the recommendations of Dr. Brown, but also considers the information and advice provided by Cook.  The final compensation decisions affecting our executive officers, however, are within the committee's discretion.  The committee is also responsible for reviewing the performance of Dr. Brown, without his participation, and determines his compensation.

Elements of our Compensation Programs

Our compensation programs are comprised of three major elements: (i) annual base salary; (ii) performance-based cash incentive compensation; and (iii) long-term stock-based incentive compensation, each of which is described below.

Annual Base Salary

We use base salary to provide an appropriate level of fixed compensation that will promote executive recruitment and retention.  The annual base salary for each of our named executive officers is set on the basis of business responsibilities, personal performance during the prior year against established targets and leadership qualities.  In setting base salaries for 2007, management and the committee also reviewed the market data on comparable positions at other companies in our peer group provided by Cook and took into consideration the operating results that we reported in 2006.  Based on their joint reviews, on February 15, 2007, management recommended, and the committee approved, the following base salaries for our named executive officers, effective January 1, 2007:

Named Executive Officer	2007 Base Salary ($)	Percentage Increase from 2006
Donald E. Brown, M.D.	325,000	8.3%

Stephen R. Head	215,000	7.5%

Gary R. Blough	200,000	0.0%

Pamela J. Hynes	175,000	16.7%

Joseph A. Staples	215,000	7.5%

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Due to his impending resignation, which became effective on March 6, 2007, the committee made no adjustments to Mr. Fleming's base salary for 2007. For Mr. Blough, sales commissions are also to be included in his annual base salary for 2007; however, commissions are not reflected in the table above. The committee approved Mr. Blough’s commission plan for 2007, which was recommended by Dr. Brown based on our 2006 performance and 2007 budgeted order growth, on February 15, 2007.  These commissions were designed to motivate Mr. Blough to increase the gross profit dollar amount of orders for our product solutions and professional and educational services.

See the Summary Compensation Table on page 26 for further details on the 2007 annual base salaries and, where applicable, sales commissions earned by our named executive officers.

Performance-Based Cash Incentive Compensation

Each year, management recommends the targets for each named executive officer and the company as a whole, which is presented to the committee for its review and approval.  The performance targets for our named executive officers were developed based on our 2006 financial performance and the expected growth of our business during 2007. The individual performance targets were aligned with the named executive officer’s areas of responsibility, within which he or she has the authority to effect change. The company performance award targets, set forth below, were designed to align our named executive officers’ objectives with those of our shareholders and are intended to maximize shareholder value.  Each of our named executive officer’s performance awards (both individual and company related) are paid to each individual after management’s determination that, based on our financial results, the respective target has been achieved, usually within 30 days after the end of each quarter or year, as appropriate. The following performance-based cash incentive compensation awards were established for 2007 for our named executive officers, except for Mr. Fleming:

•
Company Performance Award. Each named executive officer’s compensation package, except for Mr. Blough's, included a company performance award.  This award was designed to be paid to our named executive officers for achieving targeted operating income results (excluding stock option expense related to SFAS 123R).  The committee designed this award to align our named executive officers’ interests with those of our shareholders by rewarding the named executive officers for their efforts to attain growth and profitability goals.

Prior to 2007, the company performance award was paid quarterly to each of the participating named executive officers upon achieving the quarterly operating income target.  In 2007, the committee modified Dr. Brown's company performance award from a quarterly potential to an annual potential of $160,000 if our 2007 annual operating income target was achieved.  The committee determined that, as our Chief Executive Officer, Dr. Brown's performance was best measured over a full year of company results.  Messrs. Head and Staples and Ms. Hynes were eligible to receive an award of $10,000, $10,000 and $6,000, respectively, per quarter in 2007, if our quarterly operating income targets were met.

Quarterly operating income targets, based in part on our 2007 budget, were recommended by management and submitted to the committee for its review and approval. The annual target was set based on approximately 30% growth in operating income, increasing revenue based on the prior year performance and market potential. The result was an annual target of $10.5 million. There was no carryover of awards from quarter to quarter if the award was not earned in a particular quarter. The quarterly and annual operating income targets recommended by management and approved by the committee for 2007 were as follows (in millions):

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Time Period	Operating Income Target ($)
1st Quarter	2.1

2nd Quarter	2.3

3rd Quarter	2.6

4th Quarter	3.5

Annual	10.5

The quarterly and annual operating income targets were subject to change based on material external events at the discretion of Dr. Brown, subject to the approval of the committee, but no such changes were made in 2007.  The quarterly operating income targets for the first, second and third quarters of 2007 were met.  The 2007 annual operating income target was also met.

•
Superior Achievement Award.  This annual award was designed to be paid to Dr. Brown, Messrs. Head, Blough and Staples and Ms. Hynes if we achieved annual operating income (excluding stock option expense related to SFAS 123R) in excess of the annual operating income target of $10.5 million set forth above.  The committee established this award, based on management’s recommendation, for Mr. Blough in place of his quota achievement award that he was eligible to receive during 2006 because management and the committee believed that this award better aligned Mr. Blough's interests with those of our shareholders. The committee designed this award to align our named executive officers’ interests with those of our shareholders by rewarding our named executive officers for their efforts to improve efficiency in all aspects of our business and to attain growth and profitability goals.

Subject to exceeding the 2007 annual operating income target, Dr. Brown, Messrs. Head, Blough and Staples and Ms. Hynes each had the opportunity to receive a certain percentage of the excess amount, as follows:

Named Executive Officer	Superior Achievement Award Excess Percentage
Donald E. Brown, M.D.	2.50%

Stephen R. Head	1.00%

Gary R. Blough	1.00%

Pamela J. Hynes	0.75%

Joseph A. Staples	1.00%

•
Expense Control Performance Award.  In 2007, the committee established this new award, based on management’s recommendation, for Mr. Head.  This new award replaced the collections performance award Mr. Head was eligible to receive during 2006.  This new award was designed to manage our overall profitability which, as Chief Financial Officer, is one of Mr. Head's primary responsibilities.  Management and the committee believed that this new award was a better measure to gauge Mr. Head's performance than the collections performance award, which only focused on one component of his responsibilities.

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Under this award, Mr. Head was eligible to receive $5,000 per quarter and $20,000 at the end of 2007, based upon achieving the following quarterly and annual percentage targets for operating income (excluding stock option expense related to SFAS 123R) divided by total revenues:

Time Period	Expense Control Performance Award Target Percentage
1st Quarter	8.5%

2nd Quarter	9.0%

3rd Quarter	10.0%

4th Quarter	12.0%

Annual	10.0%

The quarterly expense control performance targets for the first, second and third quarters of 2007 were met. The 2007 annual expense control performance target was also met.

•
Individual Performance Award. Under this award, Mr. Staples was eligible to receive $10,000 per quarter if the gross profit on new named customer orders (initial orders and orders within one year of the initial order but not including add-on orders or business development activities) for our software solutions achieved certain targets.  There was no carryover of awards from quarter to quarter if the award was not earned in a particular quarter.  The committee established this award, based on management’s recommendation, to encourage Mr. Staples to oversee an innovative and effective marketing campaign targeted towards new customers to increase our brand recognition and positively increase orders from new customers and partners.  This award differed from the individual performance award Mr. Staples was eligible to receive in 2006 because it focused on new orders throughout our worldwide sales organization rather than only Vonexus orders. Mr. Staples met the gross profit on new named customer orders targets for the first, second and third quarters of 2007.

•
Services Revenue Award.  In 2007, the committee established this new award, based on management’s recommendation, for Ms. Hynes, who is responsible for services revenues and the profitability of those services, which is a significant portion of our total revenues.  Management and the committee believed that this new award would focus Ms. Hynes’ efforts on maximizing our services revenues and profitability.  This new award combined the services revenue award and services gross margin award (two separate awards) that Ms. Hynes was eligible to receive in 2006.

Under this new award, Ms. Hynes was eligible to receive $6,000 per quarter if quarterly targets for services revenues and gross margin (excluding stock option expense related to SFAS 123R) for maintenance support, professional services, education and packaged solutions were achieved. There was no carryover of the awards from quarter to quarter if the award was not earned in a particular quarter. The quarterly services revenues and gross margin targets for 2007 were as follows ($ in millions):

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Time Period	Services Revenues Target ($)	Services Gross Margin Target Percentage
1st Quarter	11.6	61.0%

2nd Quarter	12.4	61.0%

3rd Quarter	12.9	61.0%

4th Quarter	13.2	61.0%

The services revenue and gross margin targets were met for the third and fourth quarters of 2007.

See the Summary Compensation Table on page 26 for further details on the performance-based cash incentive compensation earned by our named executive officers during 2007 under each of these awards.

Long-Term Stock-Based Incentive Compensation

In addition to granting performance-based cash incentive compensation, management and the committee continue to view stock options as a way to motivate our executive officers and retain key employees for the long-term by aligning their goals with those of our shareholders.  Based on the recommendation of Cook, the committee changed the method of how stock options are granted to our executive officers.  Prior to 2007, stock options were granted to our executive officers after the performance measure was achieved and/or exceeded.  If the company and/or individual performance targets were met, as they were in 2006, an executive officer would not recognize any benefit from our increased stock performance, if any, related to their efforts during that period because the option was not granted until after the performance measure was achieved.  For 2007, the committee approved the grants of stock options to our executive officers in February 2007, subject to cancellation if the specified performance targets for 2007 were not achieved (the “2007 options”).  Management and the committee believe that this approach will serve to promote superior performance because the holder will benefit from any increase in the value of underlying shares of the options during the period during which they met their performance targets. At its February 15, 2007 meeting, the committee, based on discussions with management, approved the following 2007 option grants to each of our named executive officers related to company and/or individual performance for 2007:

Named Executive Officer	Number of Shares Underlying Options
Donald E. Brown, M.D.	50,000	(1)

Stephen R. Head	25,000	(1)

Gary R. Blough	35,000	(2)

Jeremiah J. Fleming	--	(3)

Pamela J. Hynes	17,500	(1)

Joseph A. Staples	25,000	(1)

(1)
The stock options awarded to Dr. Brown, Messrs. Head and Staples and Ms. Hynes were subject to full cancellation if we did not achieve the $10.5 million annual operating income target set forth under “Performance-Based Cash Incentive Compensation—Company Performance Award”.  The annual operating income target for 2007 was met, and none of the stock options awarded to these named executive officers were cancelled.

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(2)	The stock options awarded to Mr. Blough were subject to full or partial cancellation if the following conditions were not met:

•	5,000 shares per quarter for achieving his quarterly sales quota or his cumulative year-to-date sales quota; and

•	1,000 shares for each 1% of actual sales over his annual sales quota up to a maximum of 15% (the “annual maximum sales quota”).

The first quarter sales quota target was not met by Mr. Blough and his actual sales only exceeded his annual sales quota by 3%.  As a result, the options to purchase 17,000 of the 35,000 shares were cancelled.

(3)	Due to his impending resignation, which became effective on March 6, 2007, the committee decided not to grant Mr. Fleming any option awards under his 2007 compensation program.

The 2007 options were granted at an exercise price of $17.28 per share, the closing price of our common stock, as reported by The NASDAQ Global Market, on February 14, 2007, the business day immediately preceding the grant date, in accordance with the provisions of our 2006 Plan.  With respect to the 2007 options that were not cancelled, the vesting commences in four equal annual installments beginning on January 1, 2008 with the first 25% vesting on January 1, 2009. These stock options will expire on January 1, 2014, unless terminated earlier in accordance with the terms of our 2006 Plan. Dr. Brown was granted nonqualified stock options because of the level of his stock ownership in our company.  Each of our other named executive officers who received stock options was granted incentive stock options, up to allowable levels, and then nonqualified stock options after the maximum incentive stock options were reached.  For more information regarding the stock option awards that were granted to our named executive officers during 2007, see the Grants of Plan-Based Awards table on page 29.

The committee delegated to Dr. Brown the ability to make grants of stock options to other designated key employees to reward them for their contributions.  Typically, the committee will set the award potential at the beginning of the year subject to meeting certain objective performance targets at Dr. Brown's discretion and authorizes Dr. Brown to grant the actual awards to key employees (other than to himself and our other executive officers) if such targets are met.

Total Direct Compensation
In making executive compensation decisions, the committee focuses on the “total direct compensation” that an executive officer will receive annually.  This consists of salary, commissions and performance-based incentive compensation, including the value of option awards granted with respect to performance for that year.  Some of the cash incentives and option awards with respect to performance in a given year are paid or granted in the following year.  Under the proxy disclosure rules, cash incentive payments earned in a given year but paid the following year are reflected in the Summary Compensation Table.  However, option awards earned in one year but granted in a subsequent year are not reflected in the Summary Compensation Table.  The amounts of total direct compensation paid to our named executive officers for 2007 and 2006 are shown in the Supplemental Table on page 28.  This table illustrates the committee's calculation of total direct compensation earned during 2007 and 2006, regardless of when the cash incentive payments were paid or when the option awards were granted and takes into account any stock option grants in 2007 that were subsequently cancelled in 2008.

Benefits Available to Executive Officers and All Other Employees

Retirement and Health and Welfare Benefits

We have never had a traditional or defined benefit pension plan.  We maintain a 401(k) Savings Plan (the “401(k) Plan”) to provide retirement benefits for substantially all of our North American

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employees.  Participants in the 401(k) Plan may elect to contribute up to 50% of their pre-tax annual compensation to the 401(k) Plan, subject to applicable Internal Revenue Service (“IRS”) limits and regulations. Participants may also contribute amounts representing qualified rollovers from other qualified benefit plans. At our discretion, we may also make company matching contributions to the 401(k) Plan. Prior to December 31, 2007, we did not make any company matching contributions to the 401(k) Plan.

Effective January 1, 2007, the 401(k) Plan Administrator approved a restated 401(k) Plan Document (the “New Plan Document”), which included amendments to the 401(k) Plan since January 1, 2003, including new benefits added to the 401(k) Plan such as a company matching contribution potential and a Roth 401(k) option.

In December 2006, we announced to our employees that subject to us achieving a specified financial performance target, we would make an annual company matching contribution to eligible participants, including our named executive officers, up to 25% of the first 4% of the participants’ pre-tax compensation contributed to the 401(k) Plan.  We met the annual performance target during 2007, and each eligible participant received the applicable company matching contribution.  For an eligible participant who has worked for us for less than four years at the time of the company matching contribution, the contribution will vest in equal installments over four years based on the anniversary date of the participant’s employment. For an eligible participant who has worked for us for four or more years at the time of contribution, the contribution is 100% vested. The company matching contributions we made to the 401(k) Plan accounts of our named executive officers are shown in the All Other Compensation column of the Summary Compensation Table on page 26.

Although we have not expressed any intent to terminate the 401(k) Plan, we have the option to do so at any time subject to the provisions of the Employee Retirement Income Security Act of 1974. Upon termination of the 401(k) Plan, either full or partial, participants, including our named executive officers, become fully vested in their entire account balances.

All of our executive officers, including our named executive officers, are also eligible to participate in other employee benefit plans that are generally available to all of our employees, including our Employee Stock Purchase Plan and life and health insurance programs.  The committee believes that these additional plans are competitive with benefits offered by the other companies in our peer group.

Perquisites

Certain of our executive officers and employees may be entitled to receive perquisites, as defined in their respective employment agreements. There were no perquisites, individually or in the aggregate, that exceeded $10,000 that were given to any director or executive officer during 2007.

Employment Agreements and Change-of-Control Arrangements

We have employment agreements with Messrs. Head, Staples and Blough and Ms. Hynes.  The employment agreements for Messrs. Head and Staples and Ms. Hynes provide for severance payments if they are terminated by us for any reason other than for cause.  In addition, we have change-of-control and retention agreements with Messrs. Head, Staples and Blough and Ms. Hynes.  These change-of-control agreements are intended to maintain continuity of management, particularly in the context of a transaction in which we undergo a change of control.  These agreements are "double triggered", which means that an executive officer is only entitled to severance payments if (1) we experience a change of control, as defined in the agreement, and (2) the executive officer's employment is terminated by us other than for cause or the executive officer resigns for good reason.  In addition, in connection with his resignation effective on March 6, 2007, Mr. Fleming entered into a Separation and Release Agreement, which specified the severance compensation payable to Mr. Fleming as a result of his resignation.  For a more detailed description of the material terms of these agreements, see “Employment Agreements and Post-Termination and Change-of-Control Arrangements—Employment Agreements”, “—Change-of-Control and Retention Agreements” and “—Severance to Mr. Fleming” beginning on page 36.

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Tax Deductibility Under Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) eliminates, subject to certain exceptions, the deductibility of compensation paid to certain executives to the extent their compensation for any year exceeds $1,000,000. Exceptions to amounts included in executive compensation for purposes of Section 162(m) involve various types of “qualifying performance based” compensation (i.e. compensation paid only if the individual's performance meets pre-established objective goals based on performance criteria approved by the committee under plans that have been approved by our shareholders). Currently, our compensation levels for all of our executive officers fall below $1,000,000. In the event that in the future the annual remuneration of any of our executive officers approaches $1,000,000, the committee will consider the various alternatives to preserving the deductibility of compensation payments to the extent reasonably practicable and consistent with our compensation objectives.

Executive Compensation Tables and Narratives

The Summary Compensation Table appearing below sets forth information regarding the compensation paid and/or awarded to each of our named executive officers for the years ended December 31, 2007 and 2006. For a more thorough discussion of our executive compensation practices, refer to the “Compensation Discussion and Analysis” beginning on page 17.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary (1) ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	All Other Compensation (4) ($)	Total ($)
Donald E. Brown, M.D. Chairman, President and Chief Executive Officer	2007 2006	325,000 300,000	489,966 261,130	174,486 224,704	2,250 --	991,702 785,834

Stephen R. Head Chief Financial Officer, Vice President of Finance and Administration, Secretary and Treasurer	2007 2006	215,000 200,000	232,608 125,418	70,794 94,298	2,250 --	520,652 419,716

Gary R. Blough Executive Vice President, Worldwide Sales	2007 2006	402,127 373,980	263,476 174,866	5,794 20,000	2,250 --	673,647 568,846

Jeremiah J. Fleming (5) Vice President, Business Development	2007 2006	101,330 347,430	64,623 134,784	30,000 20,000	175,000 --	370,953 502,214

Pamela J. Hynes (5) Vice President, Customer Services	2007	175,000	130,494	34,346	2,250	342,090

Joseph A. Staples Senior Vice President, Worldwide Marketing	2007 2006	215,000 200,000	220,790 83,500	65,794 89,384	2,250 --	503,834 372,884

(1)	Includes the base salary and (if applicable) commissions earned by each named executive officer during the respective year.

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(2)
The amounts in this column represent the aggregate compensation cost recognized during the respective year in accordance with SFAS 123R (except the estimated forfeitures related to service-based vesting conditions are disregarded) of stock options held by our named executive officers, and therefore includes options granted during and prior to the respective year. For the valuation assumptions used to determine these amounts for 2007 and 2006, refer to Note 6 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2007 and our Annual Report on Form 10-K for the year ended December 31, 2006, respectively.  Certain option awards relating to 2006 fourth quarter and annual performance targets were not granted until the first quarter of 2007 after our prior quarter and annual financial results were known and the performance targets were determined to be met.  Therefore, the amounts for 2006 do not include the aggregate compensation cost related to these fourth quarter and annual 2006 option awards.  As discussed in “Compensation Discussion and Analysis–Long-Term Stock-Based Incentive Compensation”, beginning in 2007, stock options were granted to our named executive officers in February 2007, subject to cancellation if the specified annual and/or quarterly performance targets for 2007 were not achieved.  As a result, the aggregate compensation cost related to these options was included in the amounts for 2007.

(3)
Except for Mr. Fleming, the amounts in this column represent the aggregate dollar value of performance-based cash incentives earned with respect to performance in the respective year, regardless of when actually paid.  Each performance-based cash incentive award for 2007 is described in more detail in “Compensation Discussion and Analysis–Performance-Based Cash Incentive Compensation”.  The amounts awarded to each named executive officer under his or her 2007 and, if applicable, 2006 compensation programs include:

Named Executive Officer	Company Performance Award ($)	Superior Achievement Award ($)	Individual Performance Awards (a) ($)	Total Non-Equity Incentive Plan Compensation ($)
Donald E. Brown, M.D.
2007	160,000	14,486	--	174,486
2006	141,656	83,048	--	224,704

Stephen R. Head
2007	30,000	5,794	35,000	70,794
2006	37,775	41,523	15,000	94,298

Gary R. Blough
2007	--	5,794	--	5,794
2006	--	--	20,000	20,000

Pamela J. Hynes
2007	18,000	4,346	12,000	34,346

Joseph A. Staples
2007	30,000	5,794	30,000	65,794
2006	37,775	16,609	35,000	89,384

(a) Individual performance awards include the following:

•	Mr. Head received an expense control performance award in 2007, which replaced the collections performance award he received in 2006.

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•	Mr. Blough received a quarterly quota achievement award in 2006, which was replaced with his superior achievement award in 2007.

•
Mr. Staples received an individual performance award in 2007 based on gross profits on new named customer orders, which replaced his individual performance award in 2006 that was based on gross profits on Vonexus IP-PBX solutions.

•	Ms. Hynes received a services revenue award in 2007.

The amount for Mr. Fleming in 2007 related to a 2005 individual performance award that was paid to him in 2007 upon discovery that the award was not paid to him when it was earned.  For further discussion on payments made to Mr. Fleming during 2007, refer to Mr. Fleming’s Separation and Release Agreement discussed under “Employment Agreements and Post-Termination and Change-of-Control Arrangements–Severance to Mr. Fleming”.

(4)	The amounts in this column include the following:

•	For Dr. Brown and Messrs. Head, Blough and Staples and Ms. Hynes, the amount represents the company matching contribution for 2007 made to each named executive officer’s account under our 401(k) Plan.

•
For Mr. Fleming, the amount represents a single lump sum severance payment we paid to him in March 2007 as part of his Separation and Release Agreement discussed under “Employment Agreements and Post-Termination and Change-of-Control Arrangements–Severance to Mr. Fleming”.

(5)
Pursuant to Item 402(a)(3)(iv) of Regulation S-K, disclosure is required for Mr. Fleming, our former Vice President, Business Development, who voluntarily resigned effective on March 6, 2007. Mr. Fleming met the criteria as one of our three other most highly compensated executive officers for 2007. However, as Mr. Fleming did not serve as one of our executive officers as of December 31, 2007, Ms. Hynes was also included as a named executive officer.

SUPPLEMENTAL TABLE Total Direct Compensation Earned (1)
Named Executive Officer	Year	Salary ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	Total Direct Compensation ($)
Donald E. Brown, M.D.	2007	325,000	473,962	174,486	973,448
	2006	300,000	495,284	224,704	1,019,988

Stephen R. Head	2007	215,000	236,981	70,794	522,775
	2006	200,000	275,158	94,298	569,456

Gary R. Blough	2007	402,127	331,773	5,794	739,694
	2006	373,980	302,735	20,000	696,715

Jeremiah J. Fleming	2007	101,330	--	--	101,330
	2006	347,430	31,318	20,000	398,748

Pamela J. Hynes	2007	175,000	197,232	34,346	406,578

Joseph A. Staples	2007	215,000	236,981	65,794	517,775
	2006	200,000	275,158	89,384	564,542

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(1)
Total direct compensation consists solely of salary, commissions, performance-based cash incentive compensation and stock-based incentive compensation and did not include all elements of compensation shown in the Summary Compensation Table.

(2)
Represents the aggregate grant date fair value of options awarded with respect to performance in the respective year, regardless of when actually granted, in accordance with SFAS 123R. For valuation assumptions used to determine the value of options granted to each named executive officer during 2007 and 2006, refer to Note 6 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2007 and our Annual Report on Form 10-K for the year ended December 31, 2006, respectively.

(3)	Represents the aggregate dollar value of performance-based cash incentives earned with respect to performance in the respective year, regardless of when actually paid.

GRANTS OF PLAN-BASED AWARDS
Named Executive Officer	Approval Date (1)	Grant Date (1)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards Target ($)		Estimated Possible Payouts Under Equity Incentive Plan Awards Target (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise Price of Option Awards (2) ($/Sh)	Grant Date Fair Value of Option Awards (3) ($)
Donald E. Brown, M.D.	2/16/2006	2/09/2007	--		--		45,000	(4)	20.50	495,284
	2/15/2007	2/15/2007	--		50,000	(5)	--		17.28	473,962
	--	--	160,000	(6)	--		--		--	--
	--	--	51,000	(7)	--		--		--	--

Stephen R. Head	2/16/2006	2/09/2007	--				25,000	(4)	20.50	275,158
	2/15/2007	2/15/2007	--		25,000	(5)	--		17.28	236,981
	--	--	40,000	(6)	--		--		--	--
	--	--	40,000	(8)	--		--		--	--
	--	--	20,000	(7)	--		--		--	--

Gary R. Blough	2/16/2006	2/09/2007	--		--		22,500	(9)	20.50	247,642
	2/15/2007	2/15/2007	--		35,000	(5)	--		17.28	331,773
	--	--	20,000	(7)	--		--		--	--

Jeremiah J. Fleming (10)	--	--	--		--		--		--	--

Pamela J. Hynes	2/16/2006	2/09/2007	--		--		15,000	(4)	20.50	165,095
	2/15/2007	2/15/2007	--		17,500	(5)	--		17.28	197,232
	--	--	24,000	(6)	--		--		--	--
	--	--	24,000	(11)	--		--		--	--
	--	--	15,000	(7)	--		--		--	--

Joseph A. Staples	2/16/2006	2/09/2007	--				25,000	(4)	20.50	275,158
	2/15/2007	2/15/2007	--		25,000	(5)	--		17.28	236,981
	--	--	40,000	(6)	--		--		--	--
	--	--	40,000	(12)	--		--		--	--
	--	--	20,000	(7)	--		--		--	--

(1)
Prior to 2007, our Compensation Committee approved the stock option award potential for each of our named executive officers at the beginning of the year, which stock options would be granted if certain objective annual and/or quarterly performance targets were met.  The 2006 fourth quarter and annual

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performance targets were determined to have been met, and stock options were granted to our named executive officers, in February 2007.  As described in the “Compensation Discussion and Analysis”, for 2007, our Compensation Committee granted stock options to our named executive officers in February 2007, subject to cancellation if the specified performance targets for 2007 were not achieved.  As a result, the approval date and the grant date for the option grants related to 2007 performance were the same.

(2)
The exercise price of our stock option awards is the closing price of our common stock as reported on The NASDAQ Global Market on the business day immediately preceding the date of grant, in accordance with the provisions of our 2006 Plan. Due to the terms of our 2006 Plan, it is possible that the exercise price could be less than the closing price of our common stock on the date of grant.  For 2007, no instances of this nature occurred.

(3)
Amounts in this column represent the aggregate grant date fair market value of each option award in accordance with SFAS 123R. For the valuation assumptions used to determine the amounts, refer to Note 6 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2007.

(4)
Amounts represent the annual stock option granted to our named executive officers under our 2006 Plan during the first quarter of 2007 with respect to exceeding the 2006 annual operating income target.

(5)
Amounts represent the options granted to our named executive officers on February 15, 2007, which options were subject to cancellation if (a) our 2007 annual operating income target was not met (in the case of Dr. Brown, Messrs. Head and Staples and Ms. Hynes) or (b) certain sales quotas targets were not met (in the case of Mr. Blough). The 2007 annual operating income target was achieved, thus the 2007 options awarded to Dr. Brown, Messrs. Head and Staples and Ms. Hynes were not cancelled. Mr. Blough’s first quarter and annual maximum sales quotas were not met.  As a result, the options to purchase 17,000 of the 35,000 shares were cancelled.

(6)
Amounts represent the aggregate company performance award potential for Dr. Brown and Messrs. Head and Staples and Ms. Hynes. The quarterly and annual performance targets for 2007 were met, except for the fourth quarter.  As a result, each named executive officer earned the following amount related to his or her respective company performance award for 2007: Dr. Brown: $160,000; Mr. Head: $30,000; Mr. Staples: $30,000; and Ms. Hynes: $18,000.

(7)
Amounts represent the estimate of the superior achievement award potential Dr. Brown and Messrs. Head, Blough and Staples and Ms. Hynes were eligible to receive in 2007 calculated by taking the 2007 annual budgeted operating income (excluding stock option expense related to SFAS 123R), less the 2007 annual operating income target, and multiplying the difference by 2.5%, 1.0%, 1.0%, 1.0% and 0.75%, respectively. The 2007 annual operating income target was exceeded, and therefore, Dr. Brown and Messrs. Head, Blough and Staples and Ms. Hynes earned their respective percentage of the excess amount as follows: Dr. Brown: 2.5% or $14,486; Messrs. Head, Blough and Staples: 1.0% or $5,794, respectively; and Ms. Hynes: 0.75% or $4,346.

(8)
Amount represents Mr. Head’s aggregate expense control performance award potential.  The quarterly and annual performance targets for 2007 were met except for the fourth quarter.  As a result, Mr. Head earned $35,000 related to this award.

(9)
Amount consists of two option awards granted to Mr. Blough during the first quarter of 2007: (a) the 2006 fourth quarter option award to purchase 2,500 shares of our common stock and (b) the annual 2006 option award to purchase 20,000 shares of our common stock. Mr. Blough was entitled to receive both of these option awards for achieving his 2006 fourth quarter sales quotas and exceeding his 2006 annual sales quota.

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(10)
Due to his impending resignation, which became effective on March 6, 2007, our Compensation Committee decided not to grant Mr. Fleming any option awards under his 2007 compensation program. Mr. Fleming did not earn any options under his 2006 compensation program that would have been granted to him in 2007.

(11)
Amount represents Ms. Hynes’ aggregate services revenue award potential.  The quarterly performance targets for 2007 were met, except for the first and second quarters.  As a result, Ms. Hynes earned $12,000 related to this award.

(12)
Amount represents Mr. Staples’ aggregate individual performance award potential.  The quarterly performance targets for 2007 were met, except for the fourth quarter.  As a result, Mr. Staples earned $30,000 related to this award.

For additional information regarding the cash and equity incentive awards reflected in the Grants of Plan-Based Awards table, see “Compensation Discussion and Analysis – Performance-Based Cash Incentive Compensation” and “ – Long-Term Stock-Based Incentive Compensation”.

NARRATIVE DISCUSSION – OUR STOCK OPTION PLANS

1995, 1999 and 2006 Plans

Our stock option plans, adopted in 1995, 1999 and 2006, authorize our Board or our Compensation Committee, as applicable, to grant incentive and/or nonqualified stock options, and, in the case of our 2006 Plan, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards. Our 2006 Plan was adopted at our 2006 Annual Meeting held in May 2006. After adoption of our 2006 Plan, we no longer issue grants under any of the previous plans, but any shares subject to awards under our 1999 Stock Option and Incentive Plan (the “1999 Plan”) and our Directors Plan (collectively, the  “1999 Option Plans”) that were cancelled will be added to shares available under our 2006 Plan. The number of shares available under our 2006 Plan is subject to adjustment for certain changes in our capital structure. The exercise price of stock options granted under our 2006 Plan must not be less than the fair market value of our common stock at the date of grant, which is defined in our 2006 Plan as the closing market price of our common stock, as reported by The NASDAQ Global Market, on the business day immediately preceding the date of grant. Options granted under our 2006 Plan generally vest in equal annual installments over four years from the first anniversary of the grant date and have a life of six years, although vesting and option term is at the discretion of our Compensation Committee, as further limited by our 2006 Plan provisions.

For most options granted prior to 2005, the term of each option was ten years from the date of grant. In 2005, we began issuing options with a term of six years from the date of grant.

If an incentive stock option is granted to an employee who, at the time the option is granted, owns stock representing more than 10% of the voting power of all classes of our stock, the exercise price of the option may not be less than 110% of the market value per share on the date the option is granted and the term of the option shall be not more than five years from the date of grant.

The plans may be terminated by our Board at any time.

2000 Employee Stock Purchase Plan

At our 2000 Annual Meeting, our shareholders approved our 2000 Employee Stock Purchase Plan (our “2000 Purchase Plan”). A total of 500,000 shares of common stock were reserved for issuance under our 2000 Purchase Plan. At our 2005 Annual Meeting, our shareholders approved an amendment to our 2000 Purchase Plan, which increased the number of shares of our common stock available for issuance and purchase from 500,000 to 750,000. Our 2000 Purchase Plan permits eligible employees to acquire shares of our common stock

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through periodic payroll deductions of up to 20% of their total compensation up to a maximum of $1,000 per pay period. Prior to December 31, 2005, the price at which our common stock could be issued and purchased under our 2000 Purchase Plan was 85% of the lesser of the fair market value of our common stock on the first or last business day of the immediately preceding calendar quarter. As of January 1, 2006, our 2000 Purchase Plan was amended such that the price at which our common stock may be issued and purchased is 95% of the fair market value of our common stock on the purchase date of the stock, which is generally the first business day of the next calendar quarter. An eligible participant may set aside no more than $25,000 to purchase shares annually. In addition, participants who are executive officers may not purchase, in the aggregate, more than 50% of our common stock purchased under our 2000 Purchase Plan during a calendar year. The initial offering period commenced on April 1, 2000. A total of 12,027 shares of our common stock were issued and purchased during 2007 at an average price of $19.32. As of December 31, 2007, 222,178 shares were available for issuance under our 2000 Purchase Plan.

Our 2000 Purchase Plan was modified as of January 1, 2006 to ensure that it is considered non-compensatory under SFAS 123R. We have not recognized any stock-based compensation expense related to this plan.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	Option Awards (1)
Named Executive Officer	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Grant Date	Option Exercise Price ($)	Option Expiration Date
Donald E. Brown, M.D.	67,500	--		--		--	3.00	9/22/2008
	5,000	--		--		--	14.38	4/2/2011
	5,000	--		--		--	8.70	7/26/2011
	90,000	--		--		--	5.99	12/26/2011
	12,053	--		--		--	5.80	2/11/2014
	12,500	--		--		--	3.09	6/10/2012
	21,250	--		--		--	2.51	7/1/2012
	21,250	--		--		--	3.17	11/12/2012
	21,250	--		--		--	3.00	2/20/2013
	22,420	--		--		--	2.90	8/13/2013
	26,977	--		--		--	4.24	11/19/2013
	15,000	--		--		--	3.35	4/23/2013
	75,000	25,000	(3)	--		2/13/2004	5.61	2/13/2014
	11,250	3,750	(3)	--		5/19/2004	5.72	5/19/2014
	11,250	3,750	(3)	--		8/18/2004	3.56	8/18/2014
	11,250	3,750	(3)	--		12/14/2004	4.31	12/14/2014
	7,500	7,500	(3)	--		2/17/2005	4.20	2/17/2011
	12,000	36,000	(3)	--		1/27/2006	5.17	1/27/2012
	11,250	3,750	(3)	--		2/11/2004	5.80	2/11/2014
	--	45,000	(2), (3)	--		2/9/2007	20.50	2/9/2013
	--	--		50,000	(4)	2/15/2007	17.28	1/1/2014

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	Option Awards (1)
Named Executive Officer	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Grant Date	Option Exercise Price ($)	Option Expiration Date
Stephen R. Head	2,411	--		--		--	5.80	2/11/2014
	60,000	--		--		--	3.30	11/3/2013
	18,750	6,250	(3)	--		2/13/2004	5.61	2/13/2014
	4,688	1,562	(3)	--		5/19/2004	5.72	5/19/2014
	3,750	1,250	(3)	--		8/18/2004	3.56	8/18/2014
	4,688	1,562	(3)	--		11/16/2004	4.61	11/16/2014
	3,126	3,124	(3)	--		2/17/2005	4.20	2/17/2011
	5,000	15,000	(3)	--		1/27/2006	5.17	1/27/2012
	--	25,000	(2), (3)	--		2/9/2007	20.50	2/9/2013
	--	--		25,000	(4)	2/15/2007	17.28	1/1/2014

Gary R. Blough	7,500	--		--		--	3.00	8/31/2008
	25,000	--		--		--	5.99	12/26/2011
	4,000	--		--		--	3.09	6/10/2012
	30,211	--		--		--	5.84	7/2/2014
	5,000	--		--		--	3.15	4/3/2013
	55,619	22,250	(5)	--		7/2/2004	5.84	7/2/2014
	6,350	6,350	(3)	--		2/17/2005	4.20	2/17/2011
	1,250	1,250	(3)	--		5/19/2005	4.84	5/19/2011
	1,250	1,250	(3)	--		8/17/2005	5.48	8/17/2011
	1,250	1,250	(3)	--		11/15/2005	5.19	11/15/2011
	6,875	20,625	(3)	--		1/27/2006	5.17	1/27/2012
	625	1,875	(3)	--		4/21/2006	9.52	4/21/2012
	625	1,875	(3)	--		7/21/2006	12.77	7/21/2012
	625	1,875	(3)	--		10/20/2006	17.21	10/20/2012
	--	22,500	(2), (3)	--		2/9/2007	20.50	2/9/2013
	--	--		35,000	(4)	2/15/2007	17.28	1/1/2014

Jeremiah J. Fleming (6)	--	--		--		--	--	--

Pamela J. Hynes	7,000	--		--		--	5.99	12/26/2011
	2,000	--		--		--	22.25	1/2/2011
	2,568	--		--		--	5.20	1/2/2014
	3,750	11,250	(3)	--		1/27/2006	5.17	1/27/2012
	4,500	1,500	(3)	--		1/2/2004	5.20	1/2/2014
	--	5,000	(3)	--		2/17/2005	4.20	2/17/2011
	--	15,000	(2), (3)	--		2/9/2007	20.50	2/9/2013
	--	--		17,500	(4)	2/15/2007	17.28	1/1/2014

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Option Awards (1)
Named Executive Officer	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Grant Date	Option Exercise Price ($)	Option Expiration Date
Joseph A. Staples	7,500	37,500	(3)	--		1/3/2005	4.36	1/3/2011
	6,250	18,750	(3)	--		1/27/2006	5.17	1/27/2012
	--	25,000	(2), (3)	--		2/9/2007	20.50	2/9/2013
	--	--		25,000	(4)	2/15/2007	17.28	1/1/2014

(1)
Includes stock options to purchase shares of our common stock, granted at the closing price of our common stock, as reported on The NASDAQ Global Market, on (a) the date of grant for stock options granted prior to the adoption and approval of our 2006 Plan on May 18, 2006 or (b) the business day immediately preceding the date of grant for stock options granted under our 2006 Plan.

(2)
Represents option awards issued under our 2006 Plan for fourth quarter and/or annual performance targets for 2006.  Certain performance targets for 2006 were met and options to purchase the number of shares indicated in the table were awarded during the first quarter of 2007.  See the Grants of Plan-Based Awards table on page 29 for further details.

(3)	Options become exercisable in four equal annual installments each year beginning on the first anniversary of the grant date.

(4)
Represents the stock options granted to our named executive officers on February 15, 2007, which options were subject to cancellation if the specified performance targets for 2007 were not achieved.  See “Compensation Discussion and Analysis –Long-Term Stock-Based Incentive Compensation” beginning on page 23 for further details. The specified performance targets for Dr. Brown, Messrs. Head and Staples and Ms. Hynes for 2007 were met, and as a result none of their options were cancelled. Mr. Blough's first quarter and annual maximum sales quotas were not met, and as a result, the options to purchase 17,000 of the 35,000 shares were cancelled, as previously discussed in footnote 5 to the Grants of Plan-Based Awards table on page 29.

(5)
In 2003, we offered an option exchange program to our employees whereby they were given the opportunity to cancel certain outstanding options previously granted to them in exchange for new options to be granted to them at least six months and one day from the cancellation date. Mr. Blough participated in this option exchange program and as a result, these unexercisable options vest on July 2, 2008.

(6)
At the time of Mr. Fleming’s resignation on March 6, 2007, Mr. Fleming owned 47,247 shares of our common stock underlying stock options, representing unvested options. These options were cancelled one month following Mr. Fleming’s resignation.

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OPTION EXERCISES
	Option Awards
Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (1) ($)
Donald E. Brown, M.D.	--	--

Stephen R. Head	10,000	196,396

Gary R. Blough	52,500	844,892

Jeremiah J. Fleming	40,750	628,453

Pamela J. Hynes	21,091	511,405

Joseph A. Staples	25,000	534,462

(1)
The amounts in this column represent the pre-tax dollar value realized on exercise, calculated on the basis of the difference between the option exercise price and the market price of our common stock, as reported on The NASDAQ Global Market on the date of exercise, multiplied by the number of shares of our common stock underlying the stock option. These amounts do not represent the grant date fair value or recognized stock-based compensation expense disclosed elsewhere in this proxy statement.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Securities authorized for issuance under our equity compensation plans as of December 31, 2007 are as follows:

Plan Category	A Number of securities to be issued upon exercise of outstanding options, warrants and rights		B Weighted average exercise price of outstanding options, warrants and rights	C Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column A)
Equity compensation plans approved by security holders (1)	3,164,983		$8.83	993,587	(2)
Equity compensation plans not approved by security holders (3)	67,500		3.00	--
Total	3,232,483	(4)	8.71	993,587	(2)

(1)	Amount includes our 1995 Incentive Stock Option Plan, 1995 Nonstatutory Plan, 1999 Option Plans, 2000 Purchase Plan and 2006 Plan.

(2)	Amount consists of 771,409 shares available for issuance under our 2006 Plan and 222,178 shares available for issuance and purchase under our 2000 Purchase Plan.

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(3)
Represents an option granted to Dr. Brown on September 22, 1998 to purchase 67,500 shares of our common stock. Our Board granted this option in consideration for guarantees by Dr. Brown on some of our commercial lines of credit and equipment leases at that time. The exercise price for this option is $3.00, the deemed fair market value of our common stock on the date of grant, based upon a determination by our Board. The option was immediately exercisable in full as of the date of grant and can be exercised any time within 10 years from the date of grant.

(4)	The weighted average remaining life of these options was 4.6 years.

EMPLOYMENT AGREEMENTS AND POST-TERMINATION AND CHANGE-OF-CONTROL ARRANGEMENTS

Employment Agreements

On November 4, 1996, March 1, 1997, November 3, 2003, January 3, 2005 and May 26, 2006, we entered into Employment Agreements with Ms. Hynes and Messrs. Fleming, Head, Staples and Blough, respectively. Ms. Hynes’ Employment Agreement was amended on February 23, 2000.  Mr. Fleming’s Employment Agreement was amended on May 14, 1999 and February 23, 2000 and superseded on March 7, 2007 by his Separation and Release Agreement. See “Severance to Mr. Fleming” below for further information regarding Mr. Fleming’s Separation and Release Agreement. As a result, the following discussions will exclude the provisions of Mr. Fleming’s Employment Agreement.

Each Employment Agreement contains non-competition, non-solicitation and non-disclosure provisions, which are in effect during the term of the agreement and for a defined period after the agreement is terminated. The non-disclosure provisions continue indefinitely after termination of employment. The non-competition and non-solicitation provisions continue for a period of 12 months after termination in the case of Mr. Staples, 18 months in the case of Mr. Head and Ms. Hynes and either 12 or 18 months in the case of Mr. Blough. If any of the aforementioned executives are terminated for cause or in the event they resign, they will receive their respective base salary and any other benefits which have been accrued and to which the executive is entitled, but will not receive any severance compensation. If any of the aforementioned executives, other than Mr. Blough, are terminated by us for any reason other than for cause, in addition to receiving all accrued salary and benefits to which the executives are entitled, they will also receive the following severance payments: one month of base salary in the case of Mr. Head and Ms. Hynes; and three months of base salary in the case of Mr. Staples.  If Messrs. Head and Staples and Ms. Hynes were terminated for any reason other than for cause as of December 31, 2007 (assuming no Change-of-Control under the Retention Agreements as discussed below), they would have been entitled to severance payments as follows: Mr. Head: $17,917; Mr. Staples: $53,750 and Ms. Hynes: $14,583. Mr. Blough’s Employment Agreement does not provide for any severance payments.

Change-of-Control and Retention Agreements

We entered into Change-of-Control and Retention Agreements (each, a “Retention Agreement”) on March 13, 2006 with Messrs. Head and Staples and Ms. Hynes and on May 26, 2006 with Mr. Blough. Under the terms of each Retention Agreement, in the event of a “Change-of-Control” (as defined below), if employment is terminated for any reason other than for “Cause” (as defined below) or the executive officer resigns for “Good Reason” (as defined below), in each case during the period commencing on the date we publicly announce a definitive agreement that results in a Change-of-Control and ending on the date which is 18 months after the Change-of-Control, each of Messrs. Head, Staples and Blough and Ms. Hynes will be entitled (a) to receive a lump sum payment of all salary and accrued vacation earned through the date of termination, (b) to receive a lump sum payment for any cash incentive amounts attributable to any completed period for which a cash incentive was earned but unpaid on the date of termination and attributable to any uncompleted period for which a potential cash incentive award exists and was earned based on the level of performance achieved as of the date of termination, (c) to receive a lump sum cash severance payment equal to the lesser of his/her annual base salary or the prorated amount of salary he/she would have received had he/she remained an employee through the first anniversary date of the Change-of-Control, (d) to have accelerated the vesting of his/her

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unvested options to purchase our common stock and any other then unvested or restricted equity grants, in each case that would have become vested based solely on the passage of time (which excludes grants, the vesting of which is contingent upon specified performance criteria having been met) during the two year period following the date of termination of employment, (e) to receive a lump sum cash stipend equal to 12 times the monthly premiums pursuant to the continuation coverage requirements of the Consolidated Budget Reconciliation Act of 1985, as amended (“COBRA”) (whether or not he/she actually elects COBRA continuation coverage), and (f) to receive coverage under our directors’ and officers’ insurance policy for 24 months following the termination of employment. The Retention Agreements also provide that if any amounts payable to Messrs. Head, Staples or Blough or Ms. Hynes under the Retention Agreement or otherwise would be subject to the excise tax or denial of deduction imposed by Sections 280G and 4999 of the Code, then the amounts payable will be reduced in order to avoid any such excess parachute payment.  The Retention Agreement provides that in the event the executive receives payments thereunder, he/she shall not be entitled to any other severance, benefits or other payments from us, including under his/her Employment Agreement or under our stock option plans.

The Retention Agreements provide for a 12-month non-solicitation period following the executive's termination upon a Change-of-Control.  In addition, in order to receive the severance benefits provided for by the Retention Agreements, the executive must provide us with a general release of any claims he/she may have against us, except with respect to any claims the executive may have to be indemnified by us.

 “Change-of-Control” is generally defined in the Retention Agreements as follows: (a) the acquisition by any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) of the “beneficial ownership” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of our securities representing fifty (50%) percent or more of (i) the then outstanding shares of our common stock, or (ii) the combined voting power of our then outstanding voting securities; provided, however, that acquisitions from or by us or one of our employee benefit plans, and acquisitions by Dr. Brown or a person controlled by him or upon his death, shall not constitute a Change-of-Control; (b) we are a party to a merger or consolidation which results in our voting securities outstanding immediately prior thereto failing to continue to represent at least fifty (50%) percent of the combined voting power of our voting securities or the surviving entity outstanding immediately after such merger or consolidation; (c) the sale or disposition of all or substantially all of our assets; (d) a change in the composition of our Board within any consecutive two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors (meaning directors who either (i) were our directors as of the effective date of the Retention Agreement, or (ii) are elected, or nominated for election, to the Board with the affirmative votes of a least a majority of those directors whose election or nomination was not in connection with an actual or threatened proxy contest related to the election of our directors); or (e) our dissolution or liquidation.

“Cause” means a good faith determination, on a reasonable basis, by not less than two thirds of the members of the Board that the executive:

•
willfully failed to follow the lawful written directions of the Board provided to the executive prior to such failure; provided that no termination for such Cause shall occur unless the executive: (i) has been provided with notice, specifying such willful failure in reasonable detail, of our intention to terminate the executive for Cause; and (ii) has failed to cure or correct such willful failure within thirty (30) days of receiving such notice;

•
engaged in gross misconduct which is materially detrimental to us; provided that no termination for such Cause shall occur unless the executive: (i) has been provided with notice, specifying such gross misconduct in reasonable detail, of our intention to terminate the executive for Cause; and (ii) has failed to cure or correct such gross misconduct within thirty (30) days of receiving such notice;

•
willfully failed to comply in any material respect with our Confidentiality and/or Proprietary Rights Agreement, insider trading policy, or any of our other reasonable policies, in each case provided, or reasonably made available, to the executive prior to such failure, where non-

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compliance would be materially detrimental to us; provided that no termination for such Cause shall occur unless the executive: (i) has been provided with notice, specifying such willful failure in reasonable detail, of our intention to terminate the executive for such Cause; and (ii) has failed to cure or correct such willful failure within thirty (30) days of receiving such notice; or

•
has been convicted of a felony (other than a felony arising from a violation of a motor vehicle law) or a crime involving moral turpitude, or it has been determined by a court that he or she committed a fraud, against us or a fraud against any other person or entity that is materially detrimental to us.

“Good Reason” generally means the occurrence of any of the following conditions, without the executive officer’s written consent:

•
assignment to the executive officer of a title, position, responsibilities or duties that is not a substantive functional equivalent to the title, position, responsibilities or duties which the executive officer had immediately prior to the Change-of-Control;

•
a reduction in the executive officer’s base salary or target cash incentive opportunity in effect immediately prior to the Change-of-Control (subject to applicable performance requirements with respect to the actual amount of cash incentive compensation earned that are similar to the applicable performance requirements in effect immediately prior to the Change-of-Control);

•
our failure (i) to continue to provide the executive officer an opportunity to participate in any benefit or compensation plans provided to employees who held positions with us or our successor comparable to the executive officer’s position immediately prior to the Change-of-Control, or (ii) to provide the executive officer all other fringe benefits (or the equivalent) in effect for the benefit of any employee group which includes any employee who held a position with us or our successor comparable to the executive officer’s position immediately prior to the Change-of-Control;

•
requirements by us of the executive officer to (i) relocate to any office or location more than 50 miles (one-way) from our office where the executive officer was based immediately prior to the Change-of-Control, or (ii) to engage in travel in the performance of services on our behalf at a frequency or for a duration substantially in excess of such travel required by us prior to the Change-of-Control;

•	a material breach of the Retention Agreement by us, including our failure to obtain the agreement of a successor to perform all of our obligations under the Retention Agreement; or

•	any act, set of facts or omissions with respect to the executive officer that would, under applicable law, constitute a constructive termination of the executive officer.

Notwithstanding the foregoing, nothing described in any of previous items shall constitute Good Reason unless the executive officer provides us written notice, in reasonable detail, of his/her belief that an action or inaction constituting such Good Reason has occurred and we fail to cure or correct such action or inaction, within thirty (30) days of our receipt of such written notice, such that the asserted Good Reason no longer exists.

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If Messrs. Head, Blough and Staples and Ms. Hynes were terminated upon a Change-of-Control under the Retention Agreement as of December 31, 2007, in addition to accrued vacation, each would be entitled to severance payments indicated in the following table:

TERMINATION UPON CHANGE-OF-CONTROL UNDER THE RETENTION AGREEMENT
Name	Salary ($)	Non-Equity Incentive Plan Compensation (1) ($)	Health Benefits Coverage (COBRA) ($)	Value Realized on Stock Options (2) ($)	Total Severance Upon Change-of-Control ($)
Stephen R. Head	215,000	25,794	11,925	635,104	887,823

Gary R. Blough	200,000	5,794	9,927	1,177,111	1,392,832

Pamela J. Hynes	175,000	10,346	14,159	384,881	584,386

Joseph A. Staples	215,000	5,794	14,159	1,219,188	1,454,141

(1)	Represents the aggregate dollar value of performance-based cash incentives that would have been earned for the fourth quarter and annual performance targets for 2007.

(2)
Represents the intrinsic value as of December 31, 2007 of the executive’s “in the money” unvested stock options, the vesting of which would accelerate as a result of the executive’s termination of employment on December 31, 2007 due to a Change-of-Control (as defined in the Retention Agreement).  The value is calculated on the basis of the difference between the exercise price and $26.35, the closing price of our common stock as reported on The NASDAQ Global Market on December 31, 2007, multiplied by the number of shares of common stock underlying such options. In February 2007, our named executive officers (excluding Mr. Fleming) were granted stock options to purchase an aggregate of 102,500 shares of our common stock that were subject to cancellation if certain performance targets for 2007 were not met.  For purposes of this table, these stock options were considered “in the money”.

Stock Option Plans

Unless otherwise specifically provided by our Compensation Committee, the 1999 Plan and the 2006 Plan provide for the following treatment of outstanding options in the event of a termination of employment:

1999 Plan

•
Termination for Cause. Upon the executive’s termination of employment or service for cause (as defined in the plan), all rights under any options granted to the executive will terminate immediately, and the executive will, if the Compensation Committee, in its sole discretion determines, be obligated to repay to the company within ten (10) days of the Compensation Committee’s demand the amount of any gain realized by the executive upon any exercise within the 90-day period prior to the termination of employment of any options granted to such executive under the plan.

•
Termination Due to Retirement or Without Cause or Voluntary Termination.  If the executive is terminated by reason of retirement, terminated by the company without cause, or by voluntary termination, the executive may exercise outstanding options, under the plan, to the extent that the executive was entitled to exercise the options at the date of termination, but only within the period of one (1) month immediately succeeding the executive’s termination, and in no event after the applicable expiration dates of the options. Any option that is not exercisable on the date of termination shall terminate and be forfeited effective on such date.

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•
Termination Due to Death or Disability. In the event of the executive’s death or disability, the executive or the executive’s beneficiary, as the case may be, may exercise outstanding options to the extent that the executive was entitled to exercise the options at the date of termination, but only within the one (1)-year period immediately succeeding the executive’s death or disability, and in no event after the applicable expiration date of the options. Any option that is not exercisable on the date of termination shall terminate and be forfeited effective on such date.

•
Termination Upon Change-of-Control. Upon a change-of-control (defined in the plan as (i) any third person becoming the beneficial owner of shares of our common stock with respect to which 25% or more of the total number of votes for the election of our Board may be cast; (ii) the persons who were our directors ceasing to constitute a majority of our Board as a result of any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing; or (iii) our shareholders approving an agreement providing for a transaction in which we will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all of our assets), unless the Compensation Committee shall have otherwise provided in the option agreement, all outstanding options not fully exercisable shall  become exercisable in full and shall remain so exercisable in accordance with their terms; provided, however, that no option which has previously been exercised or otherwise terminated shall become exercisable.

2006 Plan

•
Termination for Cause. Upon the executive’s termination of employment or service for cause (as defined in the plan), all rights under any options granted to the executive will terminate immediately, and the executive will, if the Compensation Committee, in its sole discretion determines, be obligated to repay to the company within ten (10) days of the Compensation Committee’s demand the amount of any gain realized by the executive upon any exercise within the 90-day period prior to the termination of employment of any options granted to such executive under the plan.

•
Termination Due to Retirement or Without Cause or Voluntary Termination.  If the executive is terminated by reason of retirement, terminated by the company without cause, or by voluntary termination, the executive may exercise outstanding options, under the plan, to the extent that the executive was entitled to exercise the options at the date of termination, but only within the period of one (1) month immediately succeeding the executive’s termination, and in no event after the applicable expiration dates of the options.

•
Termination Due to Death or Disability.  In the event of the executive’s death or disability, the executive or the executive’s beneficiary, as the case may be, may exercise outstanding options to the extent that the executive was entitled to exercise the options at the date of termination, but only within the one (1)-year period immediately succeeding the executive’s death or disability, and in no event after the applicable expiration date of the options.

•
Termination Upon Change-of-Control. Except as otherwise provided in an executive’s award agreement, if an executive’s employment or service is involuntarily terminated, for any reason, at any time within 12 months after a change-of-control (which is defined substantially similar to the definition of Change-of-Control under the Retention Agreements but does not include a carve out for acquisitions by Dr. Brown, a person under his control or upon his death), unless otherwise specifically prohibited by law:

▪	any and all outstanding options with time-based vesting provisions will vest on a pro rata monthly basis, including full credit for partial months elapsed; and

▪	any and all outstanding options with performance-based vesting provisions will vest on a pro rata monthly basis, including full credit for partial months elapsed, and will

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be paid (A) based on the level of performance achieved as of the date of the termination, if determinable, or (B) at the target level, if not determinable. The amount of the vested award may be computed under the following formula: total award number of shares times (number of full months elapsed in shortest possible vesting period divided by number of full months in shortest possible vesting period) times percent performance level achieved immediately prior to the effective date of the termination.

As stated above, there may be circumstances that constitute a “change-of-control” under the 1999 Plan and the 2006 Plan, but not under the Retention Agreements. If Dr. Brown and Messrs. Head, Blough and Staples and Ms. Hynes had been terminated upon a change-of-control that does not constitute a Change-of-Control under the Retention Agreements on December 31, 2007, the value realized with respect to the options granted under the plans would be as follows:

TERMINATION UPON CHANGE-OF-CONTROL
Name	Value Realized on Options Under the 1999 Plan (1) ($)	Value Realized on Options Under the 2006 Plan (1) ($)	Total Value Realized ($)
Donald E. Brown, M.D.	1,769,643	125,684	1,895,327

Stephen R. Head	611,191	69,824	681,015

Gary R. Blough	1,144,797	84,370	1,229,167

Pamela J. Hynes	380,750	41,895	422,645

Joseph A. Staples	1,221,750	69,824	1,291,574

(1)
Amounts represent the intrinsic value as of December 31, 2007 of the executive’s “in the money” unvested stock options, the vesting of which would accelerate as a result of the executive’s termination of employment on December 31, 2007 due to a change-of-control (as defined in the applicable stock option plan).  The value is calculated on the basis of the difference between the exercise price and $26.35, the closing price of our common stock as reported on The NASDAQ Global Market on December 31, 2007, multiplied by the number of shares of common stock underlying such options. In February 2007, our named executive officers (excluding Mr. Fleming) were granted stock options to purchase an aggregate of 102,500 shares of our common stock that were subject to cancellation if certain performance targets for 2007 were not met.  For purposes of this table, these stock options were considered “in the money”.

Severance to Mr. Fleming

On March 5, 2007, Mr. Fleming notified us that he was terminating his employment. On March 7, 2007, we entered into a Separation and Release Agreement (the “Separation Agreement”) with Mr. Fleming, whereby Mr. Fleming voluntarily resigned from his employment with us effective March 6, 2007. Pursuant to the terms of the Separation Agreement, we paid Mr. Fleming his base salary (including vacation and sales commissions) and cash incentives earned through March 6, 2007 of $101,330 and $30,000, respectively. In addition, we paid Mr. Fleming severance compensation in the amount of $175,000 in a single lump-sum payment, less applicable payroll tax deductions and withholdings. These payments were different than what Mr. Fleming would have received under the termination provisions described in his Employment Agreement. By signing the Separation Agreement, Mr. Fleming acknowledged that he did not have any continuing rights under the existing Employment Agreement and that the Separation Agreement superseded any prior agreements with us except for certain sections of the Employment Agreement, including but not limited to covenants not to compete or disclose confidential information and surrender of company records, all of which remain in effect.

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APPROVAL OF THE AMENDMENT TO THE
INTERACTIVE INTELLIGENCE, INC. 2006 EQUITY INCENTIVE PLAN
(ITEM 2 ON PROXY CARD)

On April 7, 2006, based on the recommendation of our Compensation Committee, the Board of Directors adopted, and on May 18, 2006, our shareholders approved, the Interactive Intelligence, Inc. 2006 Equity Incentive Plan (the “2006 Plan”). On February 22, 2008 and March 4, 2008, the Board of Directors adopted amendments (collectively, the “Amendment”) to the 2006 Plan and directed that the Amendment be submitted to our shareholders for consideration at the annual meeting.  The Amendment would increase from 1,250,000 to 2,150,000 the total number of shares of our common stock available for issuance under the 2006 Plan. The Amendment would also revise certain definitions and payment provisions to comply with the final IRS regulations under Section 409A of the Code.

The following is a summary of the principal features of the 2006 Plan and is qualified in its entirety by reference to the complete text of the 2006 Plan, as proposed to be amended, as set forth as Appendix A to this proxy statement. Shareholders are urged to read the actual text of the 2006 Plan, as proposed to be amended, as set forth in Appendix A. Capitalized terms used but not defined herein have the meanings assigned to them in the 2006 Plan.

Objectives

The objectives of the 2006 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to participants, and to optimize our profitability and growth through incentives that are consistent with our goals and that link the participants' personal interests to those of our shareholders.

Eligibility to Receive Awards

The 2006 Plan provides that awards may be granted to our employees and directors and those of our subsidiaries, as well as our consultants and other individuals as determined by the Committee (as defined below). The approximate number of persons currently eligible to participate in the 2006 Plan is 400, including all of our directors and executive officers.  As of March 31, 2008, our executive officers held options to purchase 463,000 shares of our common stock that have been granted under the 2006 Plan at a weighted-average exercise price of $17.70 per share.  As of March 31, 2008, our non-employee directors held options to purchase 81,512 shares of our common stock that have been granted under the 2006 Plan at a weighted-average exercise price of $15.56 per share.  As of March 31, 2008, our employees as a group (not including our executive officers) held options to purchase 841,171 shares of our common stock that have been granted under the 2006 Plan at a weighted-average exercise price of $14.38 per share.

Types of Awards

The 2006 Plan permits the grant of the following types of awards:

•	stock options (incentive and nonqualified);

•	stock appreciation rights (“SARs”);

•	restricted stock;

•	restricted stock units (“RSUs”);

•	performance shares;

•	performance units; and

•	other stock-based awards.

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Duration of the Plan

No award may be granted under the 2006 Plan after May 17, 2016.

Administration

The 2006 Plan will be administered by a committee consisting of two or more members of our Board of Directors (the “Committee”). It is intended that each member of the Committee will be a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, an “outside director” under regulations promulgated under Section 162(m) of the Code, and an “independent director” under the NASDAQ listing standards. Our Compensation Committee will act as the Committee for the 2006 Plan; however, our entire Board of Directors will act as the Committee with respect to awards to non-employee directors. Subject to applicable law, the Committee may delegate its authority under the 2006 Plan.

Subject to the provisions of the 2006 Plan, the Committee has the authority to:

•	select the individuals to whom awards are to be granted;

•	determine whether and to what extent awards are to be granted;

•	determine the size, type, terms and conditions of awards;

•	approve the form of award agreements for use under the 2006 Plan;

•	establish performance measures for any performance period and determine whether such goals were satisfied;

•	amend any outstanding award in the event of termination of employment or service or a change in control, subject to certain limitations;

•	construe and interpret the 2006 Plan and any award agreement and apply their provisions; and

•	take any other action consistent with the terms of the 2006 Plan that the Committee deems appropriate.

All decisions, determinations and interpretations of the Committee will be final, binding and conclusive on all persons, including us and the participants.

Shares Subject to the 2006 Plan

The shares of our common stock presently subject to the 2006 Plan consist of (i) 1,250,000 shares, plus (ii) up to 320,000 shares that were available for issuance under the 1999 Option Plans, but that were not underlying any outstanding stock options or other awards under the 1999 Option Plans as of the effective date of the 2006 Plan, plus (iii) any shares allocable to outstanding stock options or other awards under the 1999 Option Plans as of the effective date of the 2006 Plan to the extent that on or after the effective date such stock options or other awards expired, were forfeited or otherwise terminated unexercised. Approximately 268,000 shares remain available for issuance as of March 31, 2008.  The Amendment would increase from 1,250,000 to 2,150,000 the total number of shares of our common stock available for issuance under the 2006 Plan, subject to adjustments as provided in the 2006 Plan.

The source of shares for issuance under the 2006 Plan may be authorized and unissued shares. No additional awards may be made under the 1999 Option Plans.

If an award under the 2006 Plan is forfeited or terminated for any reason before being exercised, fully vested or settled, as the case may be, then the shares underlying that award will be added back to the remaining

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shares and will be available for further awards under the 2006 Plan. The number of shares available for future grants under the 2006 Plan, however, will be reduced by: (a) any shares subject to an award that are withheld or otherwise not issued upon the exercise of the award to satisfy the participant's tax withholding obligations or to pay the exercise price of the award; and (b) shares subject to an award that is settled in cash in lieu of shares.

Pursuant to the 2006 Plan, subject to antidilution adjustments:

•
the maximum aggregate number of shares that may be delivered in connection with stock options intended to be incentive stock options under Section 422 of the Code (“incentive stock options”) may not exceed 1,500,000 shares;

•	the maximum aggregate number of shares that may be granted to an individual participant during any calendar year:

•	pursuant to all forms of awards is 100,000 shares;

•	pursuant to incentive stock options is 100,000 shares;

•	pursuant to restricted stock and RSU awards is 50,000 shares; and

•	pursuant to performance share awards is 50,000 shares; and

•
the maximum aggregate compensation that may be paid pursuant to performance units awarded in any one calendar year to an individual participant is $250,000, or a number of shares having an aggregate fair market value not in excess of that amount.

Further, no incentive stock option will be granted to a participant if as a result of such grant the aggregate fair market value of shares with respect to which incentive stock options are exercisable for the first time in any calendar year would exceed $100,000.

The closing sale price of our common stock on March 31, 2008, as quoted on The NASDAQ Global Market was $11.77 per share.

Adjustments Upon Changes in Capitalization

In the event of any change in our capitalization or other corporate event that has a material effect on the fair market value of our common stock, the Committee will adjust, as it determines to be appropriate and equitable to prevent dilution or enlargement of rights:

•	the number and kind of shares that may be delivered under the 2006 Plan;

•	the individual limits set forth in the 2006 Plan;

•	the number and kind of shares subject to outstanding awards;

•	the exercise price, grant price or other price of shares subject to outstanding awards;

•	any performance conditions relating to outstanding awards;

•	the market price of shares, or per-share results; and

•	other terms and conditions of outstanding awards.

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Corporate events that may give rise to adjustments in awards include, but are not limited to, mergers, reorganizations, consolidations, recapitalizations, liquidations, stock dividends, split-ups, spin-offs, stock splits, reverse stock splits, share combinations, share exchanges, any change in the corporate structure that affects our common stock, and the payment of a dividend or distribution to our shareholders in a form other than our common stock (except for normal cash dividends).

No Repricing Without Shareholder Approval

The 2006 Plan prohibits us from reducing the exercise price or grant price of an outstanding stock option or SAR or replacing an outstanding stock option or SAR that has an exercise price or grant price above the value of our common stock with a new option or SAR that has a lower exercise price or grant price, or with any other type of new award other than as described under “Adjustments Upon Changes in Capitalization” above, without first obtaining shareholder approval.

Stock Options

Stock options granted under the 2006 Plan may be either nonqualified or incentive stock options. Each option grant will be evidenced by an award agreement between the participant and us setting forth the terms and conditions of the option. The Committee will set the exercise price of each option, provided that the exercise price may not be less than 100% of the fair market value of our common stock on the date the option is granted. In addition, in the case of an incentive stock option granted to a participant who, at the time the option is granted, owns stock representing more than 10% of the voting power of all classes of our stock, the exercise price of the incentive stock option will not be less than 110% of the fair market value of our common stock on the date the option is granted.

The Committee will determine the term of each stock option that it grants under the 2006 Plan; however, the term may not exceed 10 years from the date of grant. Moreover, in the case of an incentive stock option granted to a participant who, at the time the option is granted, owns stock representing more than 10% of the voting power of all classes of our stock, the term of the option may not exceed five years from the date of grant.

Each award agreement will specify the date(s) on which a stock option granted under the 2006 Plan is to become exercisable (based on the passage of time or the achievement of performance goals).

If a participant's employment or service terminates due to death or disability, the participant may exercise any options that were exercisable on the date of termination, but only within the one year period following termination, and in no event after the date the options expire in accordance with their terms. Upon termination by us of a participant's employment or service without cause, or upon termination of employment or service by the participant for a reason other than death or disability, or upon a participant's retirement, a participant may exercise any options that were exercisable on the date of termination, but only within the one month following termination, and in no event after the date the options expire in accordance with their terms. Upon termination of employment or service for cause, a participant will immediately forfeit all of his or her outstanding options and will, if the Committee in its sole discretion so determines, repay to us the amount of any gain that the participant had realized upon any exercise within the 90-day period prior to the termination.

The Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of a participant's termination of employment or service, to the extent permitted by applicable law.

Stock Appreciation Rights

SAR grants may be either freestanding grants or grants in tandem with option grants. Each SAR grant will be evidenced by an agreement that will specify the number of shares to which the SAR pertains, the grant price, the term of the SAR and such other provisions as the Committee shall determine.

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Upon exercise of a SAR, the holder will receive payment from us in an amount equal to the product of (i) the difference between the fair market value of our common stock on the date of exercise over the grant price and (ii) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee, payment to the holder of a SAR may be in cash, shares of our common stock or a combination thereof.

The grant price of a freestanding SAR will not be less than 100% of the fair market value of our common stock on the grant date, and the grant price of a tandem SAR will equal the exercise price of the related option. The Committee will determine the term of each SAR that it grants under the 2006 Plan; however, the term may not exceed 10 years from the date of grant.

A tandem SAR may be exercised only with respect to the shares for which its related option is then exercisable. The exercise of all or part of a tandem SAR will result in the forfeiture of the right to purchase a number of shares under the related option equal to the number of shares with respect to which the SAR is exercised. The 2006 Plan also contains specified additional conditions on the exercise of a tandem SAR granted in connection with an incentive stock option. Freestanding SARs may be exercised upon whatever terms and conditions the Committee imposes upon them; however, except as otherwise provided upon a termination of employment or service or in the event of a change in control or subsidiary disposition, no freestanding SARs may be exercisable prior to one year from the date of grant.

If the employment or service of a holder of a SAR is terminated, the SAR will be treated in the same manner as options are treated, as described above under “– Stock Options.”

Restricted Stock and Restricted Stock Units

Each restricted stock or RSU grant will be evidenced by an agreement that specifies the applicable period of restriction, the number of restricted shares or RSUs granted, the vesting or settlement date, and such other provisions as the Committee determines.

The period of restriction applicable to an award of restricted stock or RSUs will be at least one year, except as provided upon a termination of employment or service or upon a change in control or a subsidiary disposition.

Participants holding restricted stock may exercise full voting rights and will receive all regular cash dividends paid with respect to those shares. Except as otherwise determined by the Committee, all other distributions paid with respect to the restricted stock will be credited to the participant subject to the same restrictions on transferability and forfeitability as the underlying restricted stock. A holder of RSUs will not have voting rights or other rights as a shareholder with respect to such RSUs.

When the applicable period of restriction on the restricted stock ends, the stock will become freely transferable, and the participant will be entitled to receive a certificate evidencing those shares. When the applicable period of restriction ends, RSUs will be settled and paid. The Committee shall determine whether the RSUs will be settled by delivery of shares or payment in cash of an amount equal to the fair market value of the shares on the settlement date, or a combination thereof.

Except as otherwise determined by the Committee, upon a participant's death or disability:

•
with respect to restricted stock or RSUs with a time-based period of restriction, the restrictions on the “Ratable Portion” of the award will lapse on the date of the participant's death or disability (where “Ratable Portion” means (i) the number of shares of restricted stock or the number of RSUs awarded to the participant multiplied by the portion (expressed as a percentage) of the restricted period that expired on the date of the participant's death or disability, reduced by (ii) the number of restricted shares or RSUs with respect to which the restrictions had lapsed as of such date); and

•	with respect to restricted stock or RSUs with a performance-based period of restriction, the unvested portion of the award will vest on a pro rata monthly basis, including full credit for partial

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months elapsed, and will be paid (a) based on the level of performance achieved as of the date of the termination, if determinable, or (b) at the target level, if not determinable.

Upon a participant's termination of employment or service for a reason other than death or disability, except upon a change in control or subsidiary disposition or as the Committee may otherwise determine, the participant will forfeit all unvested restricted stock or RSUs immediately after the termination of employment or service.

Performance Shares and Performance Units

Each grant of performance shares and performance units will be evidenced by an agreement that specifies the number granted, the applicable performance goals and performance periods, and such other provisions as the Committee determines. Except as otherwise provided in the applicable award agreement, upon termination of employment or service or upon a change in control or subsidiary disposition, the performance period for performance shares and performance units must be at least one year.

A participant will not have voting rights or other rights as a shareholder with respect to the shares subject to an award of performance shares or performance units until the time, if at all, when shares are issued to the participant pursuant to the terms of the applicable award agreement.

As soon as practicable following the completion of the performance period applicable to outstanding performance shares or performance units, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting final value of the award earned by the participant and to be paid upon its settlement. The Committee, in its sole discretion as specified in the award agreement, may pay earned performance shares or performance units by delivery of shares or by payment in cash or a combination thereof.

Except as otherwise determined by the Committee, if a participant terminates employment or service due to death or disability, the performance shares or performance units will be paid based on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid (a) based on the level of performance achieved as of the date of the termination, if determinable, or (b) at the target level, if not determinable. If a participant terminates employment or service for any reason other than death or disability, the participant will forfeit any and all right to payment under the performance shares or performance units, except as otherwise determined by the Committee.

Other Stock-Based Awards

The Committee has the right to grant other stock-based awards that may include, without limitation, grants of shares based on attainment of performance goals, payment of shares as a bonus or in lieu of cash based on attainment of performance goals, and the payment of shares in lieu of cash under other of our incentive programs.

Except as otherwise provided in the applicable award agreement, upon a termination of employment or service or upon a change in control or subsidiary disposition, other stock-based awards will have a minimum period of restriction of one year, which period may, in the Committee's discretion, lapse on a pro-rated, graded, or cliff (i.e., all at once) basis. However, in the Committee's discretion, up to 5% of the shares available for issuance under the 2006 Plan may have a shorter period of restriction. Moreover, an award of payment in shares in lieu of cash under other of our incentive programs will not be subject to the minimum period of restriction limitation described above and will not be applied against or included when calculating the 5% limitation.

Performance-Based Awards

The Committee may grant awards that are intended to qualify as “performance-based compensation” for purposes of deductibility under Section 162(m) of the Code. For any such award, the Committee will establish the goals to be used (which must be one or more of the “performance measures” specified in the 2006 Plan) within 90 days after the commencement of the performance period, or, if less, the number of days equal to 25% of the performance period applicable to such award. Pursuant to the 2006 Plan, “performance measures” means

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any performance goal that the Committee, in its discretion, may select from among any of the following performance goals: total shareholder return; stock price; net customer sales; volume; gross profit; gross margin; operating profit; operating margin; earnings from continuing operations before income taxes; earnings from continuing operations; earnings per share from continuing operations; net operating profit after tax; net earnings; net earnings per share; return on assets; return on investment; return on equity; return on invested capital; cost of capital; average capital employed; cash flow; cash flow from operations; working capital; working capital as a percentage of net customer sales; asset growth; asset turnover; market share; orders received; days sales outstanding; and operating unit results.

The Committee may establish performance measures, in its discretion, on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments, functions, salary grade levels, or positions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. In addition, unless otherwise determined by the Committee, measurement of performance measures will exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, as well as the cumulative effects of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in our financial statements, notes to the financial statements, management's discussion and analysis, or other filings with the SEC.

Non-Transferability of Awards

Awards granted under the 2006 Plan will not be assignable or transferable by the participant, except by will or by the laws of descent and distribution. During the lifetime of a participant, an award may be exercised only by the participant or the participant's guardian or legal representative.

Tax Withholding Obligations

The 2006 Plan authorizes us to deduct or withhold, or to require the participant to remit to us, an amount sufficient to satisfy all applicable tax withholding requirements prior to the delivery of any shares or cash pursuant to an award.

Change in Control, Cash-Out and Subsidiary Disposition

Except as otherwise provided in the applicable award agreement, if a participant's employment or service with us is involuntarily terminated, for whatever reason, at any time within 12 months after a change in control (as defined in the 2006 Plan) of us:

•	any and all outstanding awards granted under the 2006 Plan with time-based vesting provisions will vest on a pro rata monthly basis, including full credit for partial months elapsed; and

•
any and all outstanding awards granted under the 2006 Plan with performance-based vesting provisions will vest on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid (a) based on the level of performance achieved as of the date of the termination, if determinable, or (b) at the target level, if not determinable.

In addition, the Committee may, in its sole discretion, determine that: (a) all outstanding stock options and SARs will be terminated upon the occurrence of a change in control and that each participant will receive, with respect to each share subject to the options or SARs, an amount in cash equal to the excess of the consideration payable with respect to one share in connection with the change in control over the option's exercise price or the SAR's grant price; and (b) options and SARs outstanding as of the date of the change in control may be cancelled and terminated without payment, if the consideration payable with respect to one share in connection with the change in control is less than the option's exercise price or the SAR's grant price. Further, the Committee has the authority to provide for the automatic full vesting and exercisability of one or more outstanding unvested awards under the 2006 Plan and the termination of restrictions on transfer and repurchase or forfeiture rights on the awards in connection with a disposition of one of our subsidiaries, but only with respect to those participants who are at the time engaged primarily in service with the subsidiary involved in the subsidiary disposition.

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Amendment, Suspension and Termination of the 2006 Plan

The Board of Directors may amend, suspend or terminate the 2006 Plan at any time; provided, however, that shareholder approval is required for any amendment to the extent necessary to comply with the applicable rules of any national securities exchange or other market system or applicable laws. In addition, no termination, amendment or modification may adversely impact an award previously granted in any material way without the consent of the participant to whom such award was granted unless required by applicable law.

U.S. Federal Income Tax Treatment

The following paragraphs are a summary of the material U.S. federal income tax consequences associated with awards granted under the 2006 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant's death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options. Except as described below, an incentive stock option results in no taxable income to the optionee and no deduction to us at the time it is granted or exercised. The excess of the fair market value of the shares acquired over the option price, however, is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period (i.e., a “disqualifying disposition”), however, then the optionee will recognize ordinary income in the year of the disposition, in an amount equal to the excess, if any, of the fair market value of the shares upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, we will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee's income as compensation. The optionee's basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Nonqualified Stock Options. A nonqualified stock option results in no taxable income to the optionee and no deduction to us at the time it is granted. An optionee exercising such an option will, at that time, recognize ordinary income, which is treated as compensation, in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to us in the year of exercise in an amount equal to the taxable compensation recognized by the optionee. The optionee's basis in such shares is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

If a nonqualified stock option is exercised by tendering previously owned shares of our common stock in payment of the option price, then, instead of the treatment described immediately above, the following generally will apply:

•	the optionee will be considered to have received, in a tax-free exchange, a number of new shares equal to the number of previously owned shares tendered by the optionee in payment of the option price;

•	the optionee's basis and holding period for those new shares will be equal to the basis and holding period of the previously owned shares;

•
the optionee will have compensation income equal to the fair market value on the date of exercise of the excess shares (that is, the number of new shares received in total upon the exercise of the nonqualified option, less the number of previously owned shares that were tendered);

•	the optionee's basis in those excess shares will be equal to the amount of that compensation income;

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•	subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to us in the year of exercise in an amount equal to that compensation income; and

•	the holding period of those excess shares will begin on the date of exercise.

Any gain (or loss) upon subsequent disposition of the new shares or the excess shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

Stock Appreciation Rights. Generally, the recipient of a freestanding SAR will not recognize taxable income at the time the SAR is granted. If a participant receives the appreciation inherent in the SARs in cash, the participant will recognize ordinary income, which is treated as compensation, at the time it is received. If a participant receives the appreciation inherent in the SARs in stock, he or she will recognize ordinary income, which is treated as compensation, in an amount equal to the market value of the stock at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. Upon the settlement of a SAR, however, we will be entitled to a deduction equal to the amount of income the recipient is required to recognize as a result of the settlement.

Restricted Stock, Restricted Stock Units, Performance Shares, and Performance Units. A participant generally will not have taxable income upon the grant of restricted stock, RSUs, performance shares, or performance units. Instead, the participant will recognize ordinary income, which is treated as compensation, at the time of vesting equal to the fair market value (on the vesting date) of the shares or cash received minus any amount paid by the participant for the restricted stock, RSUs, performance shares or performance units. For restricted stock only, a participant instead may elect to be taxed at the time of grant, in which event the participant will not be subject to tax when the shares vest. In each of these cases, we will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes income. If a participant elects to be taxed on the value of the restricted stock when received and the restricted stock is subsequently forfeited, the participant will be entitled to deduct only the amount, if any, that he paid for the forfeited stock, less the amount, if any, received in connection with such forfeiture.

Other Stock-Based Awards. A participant generally will recognize ordinary income, which is treated as compensation, upon receipt of the shares subject to the award (or, if later, at the time of vesting of such shares), and we will generally be entitled to a corresponding federal income tax deduction at the same time.

Section 409A. Section 409A of the Code provides certain requirements for deferred compensation arrangements. If the requirements of Section 409A are not complied with, the recipient of an award could be subject to tax on the award, and an additional 20% tax, at the time the award is granted or vested. The 2006 Plan has been designed so that certain types of awards (such as options, SARs and restricted stock) will not be “deferred compensation” for Section 409A purposes and will thereby be exempt from Section 409A’s requirements. Certain other types of awards, however, may be deferred compensation under Section 409A, and in those cases, the 2006 Plan is intended to comply with the requirements of Section 409A.

Section 162(m). Special rules limit the deductibility of compensation paid to the chief executive officer and to each of the next four most highly compensated executive officers. Under Section 162(m) of the Code, unless various conditions are met that enable compensation to qualify as “performance-based,” the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. The 2006 Plan has been designed, however, to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Code, thereby permitting us to receive a federal income tax deduction in connection with such awards even to the extent that they exceed $1,000,000.

The Board of Directors recommends a vote “FOR” the approval of the Amendment to the Interactive Intelligence, Inc. 2006 Equity Incentive Plan.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Relationship With Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”), our independent registered public accounting firm, has been engaged to perform our audits since 2003. KPMG has issued an unqualified opinion for each of the years that it has been engaged to audit our consolidated financial statements, including 2007, and there were no disagreements on any matters regarding accounting principles or practices applied by management, financial statement disclosure or auditing scope or procedures. Representatives from KPMG will be present at our annual meeting, and will have the opportunity to make any statements they desire and are expected to be available to respond to appropriate questions. Our Audit Committee intends to approve our independent registered public accounting firm for the year ended December 31, 2008 at its May 30, 2008 meeting.

Audit Committee Pre-Approval Policy of Audit and Permissible Non-Audit Services of KPMG

The Sarbanes-Oxley Act of 2002 and the independence rules of the SEC require all independent registered public accounting firms that audit issuers to obtain pre-approval from the issuers’ respective audit committees in order to provide professional services without impairing independence. As such, our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by KPMG. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. KPMG and management are required to periodically report to our Audit Committee regarding the extent of services provided by KPMG in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis.

Each year, our Audit Committee discusses and approves the hiring of the independent registered public accounting firm. Once a resolution is approved, our Audit Committee Chairman executes an engagement letter for the annual audit and quarterly reviews. Our Chief Financial Officer may execute an engagement letter for additional services, such as tax consulting, with the approval of our Audit Committee. Additionally, from time to time, we may desire additional permitted professional services. Pre-approval for these services is obtained from the Audit Committee Chairman prior to such services commencing.

Fees Paid to KPMG

The following table presents fees for professional audit services rendered by KPMG for the audits of our consolidated financial statements for the years ended December 31, 2007 and 2006, and fees for other services rendered by KPMG during those periods.  All of the services described in the following fee table were approved in conformity with our Audit Committee’s pre-approval process ($ in thousands):

	Years Ended December 31,
	2007	2006
Audit Fees	$370	$460

Audit-Related Fees	20	18

Tax Fees	52	54

All Other Fees	--	--
Total	$442	$532

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Audit Fees

Audit fees consisted of the aggregate fees billed by KPMG for professional services rendered in connection with the audit of our consolidated financial statements included in our Annual Report on Form 10-K for each of our last two years, as well as for the review of our condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q during each year. In addition, audit fees included professional services rendered in connection with KPMG’s separate audit of our internal control over financial reporting as of December 31, 2007 and 2006.

Pursuant to Section 404 of the Sarbanes-Oxley Act and due to our public float exceeding $75 million as of June 30, 2007, we continued to be classified by the SEC as an accelerated filer as of December 31, 2007. As a result, we were required to remain in compliance with the provisions of Section 404 of the Sarbanes-Oxley Act that required: (i) management to assess the effectiveness of our internal control over financial reporting and (ii) the independent registered public accounting to perform its own separate audit of our internal control over financial reporting. Beginning in 2007, KPMG was not required to perform an audit of our management’s assessment of the effectiveness of our internal control over financial reporting due to the release of a new auditing standard. See “Audit Committee Report” below for further details.

Audit-Related Fees

Audit-related fees consisted of the aggregate fees billed by KPMG for assurance and related services rendered in each of our last two years that were not included in “Audit Fees”, as discussed above. These fees were primarily related to the audit of our 401(k) Plan’s financial statements included in our Annual Report on Form 11-K for each year, typically filed with the SEC within 180 days after our year end.

Tax Fees

Tax fees consisted of the aggregate fees billed by KPMG for professional services rendered in connection with tax compliance, tax advice and tax planning for each of our last two years. These tax services related primarily to preparing our state and corporate tax returns and providing tax advice and preparing the tax returns for our expatriate employees.

All Other Fees

When applicable, all other fees consist of potential fees that could be billed by KPMG for other professional and/or assurance services that are not included in “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.  For the years ended December 31, 2007 and 2006, there were no fees billed by KPMG for other professional and/or assurance services.

For 2007, pre-approved non-audit services included only those services described above for “Audit-Related Fees”, “Tax Fees” and “All Other Fees.” The aggregate amount of all such non-audit services represented approximately 16% of the total amount of fees paid to KPMG. Our Audit Committee has concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of KPMG.

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AUDIT COMMITTEE REPORT

We, the Audit Committee, oversee Interactive Intelligence’s financial reporting process on behalf of the Board of Directors.  Interactive Intelligence’s management is responsible for the preparation and integrity of the consolidated financial statements and notes thereto and the financial reporting process, including a system of internal control over financial reporting, and has represented to us that the consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The independent registered public accounting firm is responsible for performing an independent audit of Interactive Intelligence’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles, as well as expressing an opinion on the effectiveness of Interactive Intelligence’s internal control over financial reporting.

In fulfilling our responsibilities, we have reviewed and discussed Interactive Intelligence’s audited consolidated financial statements with its management and the independent registered public accounting firm. We met with the independent registered public accounting firm to discuss the results of its examinations and its evaluations of Interactive Intelligence’s internal control over financial reporting. We reviewed and discussed Interactive Intelligence’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002, including consideration of the PCAOB’s Auditing Standard No. 5, An Audit of Internal Control Over Financial Reporting That is Integrated with an Audit of Financial Statements, which was released during May 2007 and superseded PCAOB Auditing Standard No. 2, An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements.

We also discussed with the independent registered public accounting firm the matters required by the American Institute of Certified Public Accountants Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the PCAOB in Rule 3200T, which include but are not limited to: (i) the scope and results of the audit, (ii) the responsibility of the independent registered public accounting firm, (iii) Interactive Intelligence’s significant accounting policies, (iv) management’s judgments and estimates and (v) significant audit adjustments. In addition, we have discussed with the independent registered public accounting firm that firm’s independence from Interactive Intelligence and its management, including the matters in the written disclosures and letter which were received by us from the independent registered public accounting firm as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted by the PCAOB in Rule 3600T.

Based on the reviews and discussions referred to above, we, the Audit Committee, recommended to the Board of Directors that the audited consolidated financial statements be included in Interactive Intelligence’s Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the SEC.

Submitted by the Audit Committee

Edward L. Hamburg, Chairman
Richard A. Reck
Michael C. Heim

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

On an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire which requires disclosure of any transactions with us in which the director or executive officer, or any member of his or her immediate family, has an interest. Under our Audit Committee’s charter, which is available free of charge on our website at http://investors.inin.com under “Corporate Governance”, our Audit Committee must review and approve all related person transactions in which any executive officer, director, director nominee or more than 5% shareholder of the company, or any of their immediate family members, has a direct or indirect material interest.  The Audit Committee may not approve a related person transaction unless (1) it is in or not inconsistent with our best interests and (2) where applicable, the terms of such transaction are

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at least as favorable to us as could be obtained from an unrelated third party.  No related person transaction in an amount exceeding $120,000 occurred during 2007.

Under our Ethics Code, which is available free of charge on our website at http://investors.inin.com under “Corporate Governance”, related person transactions are strictly prohibited unless approved or ratified by the Audit Committee, and other conflicts of interest involving our executive officers or directors are prohibited unless approved by the Audit Committee.

In November 2007, our Compensation Committee adopted a travel policy for our Chief Executive Officer wherein Dr. Brown is permitted to utilize his private airplane for business travel. Dr. Brown will be reimbursed for expenses incurred in the operation of his private plane only when used for company business. The cost reimbursement shall occur upon us receiving supporting documentation, at a practicable date after completion of each trip, of the expenses incurred by Dr. Brown and that the trip was business related. During 2007, we reimbursed Dr. Brown for approximately $22,000 in expenses pursuant to this reimbursement agreement. The hourly reimbursement rate in effect for 2007 was approved by our Compensation Committee and ratified and approved by our Audit Committee.

The hourly reimbursement rate was negotiated by us on an arms-length basis, and was made on terms no less favorable to us than could be obtained from an unaffiliated third party.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act, our executive officers, directors and holders of more than ten percent of the outstanding shares of our common stock (“Insiders”) are required to file reports (on prescribed forms) of their beneficial ownership of our common stock and/or shares of our common stock underlying stock options with the SEC and furnish copies of such forms to us. Based solely on a review of the copies of such forms furnished to us, or written representations that no other reports were required to be filed, we believe that for the year ended December 31, 2007, all Forms 3, 4 and 5 required by Section 16(a) to be filed by Insiders were filed on a timely basis, except:

•	one Form 4 for Dr. Brown, reporting a gift of shares of our common stock, was inadvertently filed late;

•	one Form 4 for Ms. Hynes, reporting a sale of shares of our common stock, was inadvertently filed late; and

•	a sale of shares of our common stock by Mr. Head was inadvertently not timely reported on a Form 4.

A Form 4 or, in the case of Mr. Head, a Form 5 disclosing the transaction described above for each individual was promptly filed upon discovery that a report covering such transaction was not filed on time.

OTHER BUSINESS AT OUR ANNUAL MEETING

Our Board is not aware of any business which properly may be presented for action at our meeting other than the matters set forth in the Notice of Annual Meeting. Should any other matter requiring a vote of the shareholders properly arise, the enclosed proxy gives discretionary authority to the persons named in the proxy to vote on such matters in accordance with their best judgment.

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DATE OF RECEIPT OF SHAREHOLDER PROPOSALS FOR OUR 2009 ANNUAL MEETING

All shareholder proposals intended for inclusion in our 2009 proxy materials for presentation at our 2009 Annual Meeting must be received by us (to the attention of our Corporate Secretary) at our world headquarters no later than December 17, 2008.  As mentioned previously, in accordance with amended Rule 14a-8(i)(8) of the Exchange Act, certain shareholder proposals related to the election of directors are no longer permitted. In addition, our Amended and Restated By-Laws, as currently in effect, established procedures for shareholder nominations for election of directors and bringing business before our annual meeting. Among other requirements, to bring business before our 2009 Annual Meeting or to nominate a person for election as a director, a shareholder must give written notice to our Corporate Secretary no less than 90 days or more than 120 days prior to May 30, 2009. However, in the event our 2009 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from May 30, 2009, the written notice must be delivered no earlier than the 120th day prior to such annual meeting and no later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain certain information concerning the proposed business or the nominee and the shareholder making the proposal. Any shareholder interested in making a nomination or proposal should request a copy of the applicable By-Law provisions, as currently in effect, from our Corporate Secretary.

By order of the Board of Directors,
Interactive Intelligence, Inc.

Stephen R. Head
Corporate Secretary

Indianapolis, Indiana
April 16, 2008

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Appendix A

INTERACTIVE INTELLIGENCE, INC.
2006 EQUITY INCENTIVE PLAN
(As Proposed to Be Amended May 30, 2008)

1. Establishment, Objectives and Duration.

(a) Establishment of the Plan. Interactive Intelligence, Inc. hereby establishes the 2006 Equity Incentive Plan (“Plan”). The Plan is effective upon its approval by the Company’s shareholders at the 2006 Annual Meeting (“Effective Date”).

(b) Objectives of the Plan. The Plan’s objectives are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Participants, and to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link Participants’ personal interests to those of the Company’s shareholders.

(c) Duration of the Plan. No Award may be granted under the Plan after the day immediately preceding the 10th anniversary of the Effective Date. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

2. Definitions.  As used in the Plan, the following definitions will apply:

(a) “Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined, respectively, in Code Sections 424(e) and (f).

(b) “Applicable Law” means the legal requirements relating to stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the rules and regulations of any governing governmental agencies, the Code, and the rules of any applicable stock exchange or national market system.

(c)  “Award” means, individually or collectively, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and Other Stock-Based Awards granted under the Plan.

(d) “Award Agreement” means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award.

(e) “Board” means the Board of Directors of the Company.

(f) “Cashless Exercise” means, to the extent permitted by Applicable Law, a program approved by the Committee in which payment of the applicable Exercise Price of an Option may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates, including, but not limited to, U.S. federal and state income taxes, payroll taxes, and foreign taxes, if applicable.

(g) “Cause” means, unless that term or an equivalent term is otherwise defined with respect to an Award by the Participant's Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant's theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company documents or records; (ii) the Participant's material failure to abide by the Company's code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant's unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company (including, without limitation, the Participant's

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improper use or disclosure of the Company's confidential or proprietary information); (iv) any intentional act by the Participant that has a material detrimental effect on the Company's reputation or business; (v) any material breach by the Participant of any employment, service, consulting, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and the Company, which breach is not cured pursuant to the terms of the applicable agreement; or (vi) the Participant's conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or that impairs the Participant's ability to perform his or her duties with the Company.

(h) “Change in Control” means the occurrence of one or more of the following:

(i) The acquisition by any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act of the “beneficial ownership” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing fifty (50%) percent or more of (A) the then outstanding shares of common stock of the Company, or (B) the combined voting power of the Company’s then outstanding voting securities; provided, however, that the following acquisitions will not constitute a Change in Control: (I) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (II) any acquisition by the Company, or (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company;

(ii) The Company is party to a merger or consolidation, or series of related transactions, that results in the voting securities of the Company outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), directly or indirectly, at least fifty (50%) percent of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(iii) the sale or disposition of all or substantially all of the Company’s assets, or consummation of any transaction, or series of related transactions, having similar effect (other than to a Subsidiary);

(iv) A change in the composition of the Board within any consecutive two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors; or

(v) The liquidation or dissolution of the Company.

Notwithstanding the preceding provisions of this Subsection or any other provision of the Plan, with respect to any provision or feature of the Plan that constitutes or provides for a deferred compensation plan subject to Code Section 409A, the term “Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Code Section 409A(a)(2)(A)(v) and interpretive regulations.

(i) “Code” means the Internal Revenue Code of 1986, as amended, and its interpretive regulations.

(j) “Committee” means the Committee, as specified in Section 3(a), appointed by the Board to administer the Plan; provided, however, that, where appropriate, “Committee” also means (i) the Board, which, pursuant to Section 3(b), administers the Plan with respect to Non-Employee Directors; and (ii) any delegate of the Committee that, pursuant to Section 3(d), has the authority to grant Awards to Participants who are not subject to Section 16(b) of the Exchange Act and who are not (and are not anticipated to be during the term of the Award) “covered employees” under Code Section 162(m).

(k) “Company” means Interactive Intelligence, Inc., an Indiana corporation, and any successor thereto as provided in Section 23.

(l) “Continuous Service” means an Employee’s provision of services in any capacity to the Company or any Affiliate that is not interrupted or terminated. Continuous Service will not be considered interrupted in the

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case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Affiliate, or any successor. A leave of absence approved by the Company may include medical leave, military leave, or any other personal leave approved by an authorized Company representative. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of the leave is guaranteed by statute or contract.

(m) “Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a period of not less than 12 months.

(n) “Dividend” means a dividend declared and paid on Shares subject to an Award.

(o) “Employee” means any employee of the Company or an Affiliate.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Exercise Price” means the price at which a Participant may purchase a Share pursuant to an Option.

(r) “Fair Market Value” means, as of any date, the value of a Share determined as follows:

(i) Where a public market exists for the Share, the Fair Market Value will be (A) the closing sales price for a Share for the last market trading day prior to the time of the determination (or, if no sales were reported on that date, on the last trading date on which sales were reported) on the New York Stock Exchange, the Nasdaq National Market or the principal securities exchange on which the Share is listed for trading, whichever is applicable, or (B) if the Share is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market, in each case, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(ii) In the absence of an established market for the Share of the type described above, the Committee will determine the Share’s Fair Market Value in good faith using a reasonable valuation methodology, and that determination will be conclusive and binding on all persons.

(s) “Freestanding SAR” means a SAR that is granted independently of any Options, as described in Section 8.

(t) “Incentive Stock Option” or “ISO” means an Option intended to qualify as an incentive stock option within the meaning of Code Section 422.

(u) “Incumbent Directors” means directors who either (i) were directors of the Company as of the Effective Date of this Plan, or (ii) are elected, or nominated for election, to the Board with the affirmative votes of a least a majority of those directors whose election or nomination was not in connection with an actual or threatened proxy contest related to the election of directors to the Company.

(v) “Non-Employee Director” means any individual who is a member of the Board of Directors of the Company or an Affiliate and who is not an Employee.

(w) “Nonqualified Stock Option” means an Option that is not intended to meet the requirements of Code Section 422.

(x) “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan, as described in Section 7.

(y) “Other Stock-Based Award” means a Share-based or Share-related Award granted pursuant to Section 13.

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(z) “Participant” means a current or former Employee, Non-Employee Director, consultant of the Company or any other individual who the Committee selects (or selected) to receive an Award.

(aa) “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

(bb) “Performance Measure” means any performance goal that the Committee, in its discretion, may select from among any of the following performance goals: total shareholder return, stock price, net customer sales, volume, gross profit, gross margin, operating profit, operating margin, earnings from continuing operations before income taxes, earnings from continuing operations, earnings per share from continuing operations, net operating profit after tax, net earnings, net earnings per share, return on assets, return on investment, return on equity, return on invested capital, cost of capital, average capital employed, cash flow, cash flow from operations, working capital, working capital as a percentage of net customer sales, asset growth, asset turnover, market share, orders received, days sales outstanding and operating unit results.

(cc) “Performance Period” means the period during which a Performance Measure or other performance goal must be met.

(dd) “Performance Share” means an Award granted to a Participant pursuant to Section 11.

(ee) “Performance Unit” means an Award granted to a Participant pursuant to Section 12.

(ff) “Period of Restriction” means the period during which Restricted Stock, Restricted Stock Units or Other Stock-Based Awards are subject to a substantial risk of forfeiture and are not transferable, as provided in Sections 9, 10 and 13.

(gg) “Plan” means this Interactive Intelligence, Inc. 2006 Equity Incentive Plan, as amended from time to time.

(hh) “Prior Plans” means the Interactive Intelligence, Inc. 1999 Stock Option and Incentive Plan and the Interactive Intelligence, Inc. Outside Directors Stock Option Plan.

(ii) “Restricted Stock” means an Award granted to a Participant pursuant to Section 9.

(jj) “Restricted Stock Units” means an Award granted to a Participant pursuant to Section 10.

(kk) “Retirement” means, with respect to an Employee, termination of employment after attaining age 65, or such other age as the Company specifies in its written policies.

(ll) “SEC” means the United States Securities and Exchange Commission.

(mm) “Section” means, except where used in direct reference to a provision of the Code or the Exchange Act, a provision of this Plan.

(nn) “Share” means a share of the Company’s common stock, par value $0.01 per share, subject to adjustment pursuant to Section 18.

(oo) “Stock Appreciation Right” or “SAR” means an Award granted to a Participant, either alone or in connection with a related Option, pursuant to Section 8.

(pp) “Subsidiary” means any corporation in which the Company owns, directly or indirectly, at least 50% of the total combined voting power of all classes of stock, or any other entity (including, but not limited to,

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limited liability companies, partnerships and joint ventures) in which the Company owns, directly or indirectly, at least 50% of the combined equity.

(qq) “Subsidiary Disposition” means the disposition by the Company of its equity holdings in any Subsidiary effected by a merger or consolidation involving that Subsidiary, the sale of all or substantially all of the assets of that Subsidiary, or the Company’s sale or distribution of substantially all of the outstanding capital stock of that Subsidiary.

(rr) “Tandem SAR” means a SAR that is granted in connection with a related Option, as described in Section 8.

(ss) “Voting Securities” means voting securities of the Company entitled to vote generally in the election of directors.

3. Administration of the Plan.

(a) The Committee. The Plan will be administered by the Compensation and Stock Option Committee of the Board or such other committee (“Committee”) as the Board selects consisting of two or more members of the Board each of whom is intended to be a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, an “outside director” under regulations promulgated under Code Section 162(m), and an “independent director” under Nasdaq Stock Market or other applicable exchange listing standards. The members of the Committee will be appointed from time to time by, and will serve at the discretion of, the Board.

(b) Board as the Committee. Notwithstanding subsection (a) above, the Board will constitute the Committee and administer the Plan with respect to Non-Employee Directors, determine the terms of Awards, and their related Award Agreements, to Non-Employee Directors, and grant Awards to Non-Employee Directors.

(c) Authority of the Committee. Subject to Applicable Law and the Plan’s provisions, and except as the Board may provide otherwise, the Committee will have full, final and discretionary authority to take all actions it determines necessary to administer the Plan, including, without limitation, the following actions:

(i) select the individuals to whom Awards may from time to time be granted under the Plan;

(ii) determine whether and to what extent Awards are granted under the Plan;

(iii) determine the size, type, terms, and conditions of any Awards granted under the Plan;

(iv) approve forms of Award Agreements for use under the Plan;

(v) establish Performance Measures or other performance goals for any Performance Period and determine whether those goals were satisfied;

(vi) amend the terms of any outstanding Award granted under the Plan in the event of a Participant’s termination of employment or service or in the event of a Change in Control, provided that, except as otherwise provided in Section 19, no such amendment will reduce the Exercise Price of outstanding Options or the grant price of outstanding SARs without the approval of the shareholders of the Company, and provided further, that any amendment that would adversely affect the Participant’s rights under an outstanding Award will not be made without the Participant’s written consent;

(vii) construe and interpret the terms of the Plan and any Award Agreement entered into under the Plan, and decide all questions of fact arising in the application of the Plan and any Award Agreement; and

(viii) take such other action, not inconsistent with the Plan’s terms, as the Committee deems appropriate.

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(d) Delegation of Authority. As permitted by Applicable Law, the Committee may delegate, to one or more officers of the Company, its authority, including the power and authority to make Awards to Participants who are not subject to Section 16(b) of the Exchange Act and who are not (and are not anticipated to be during the term of the Award) “covered employees” under Code Section 162(m), pursuant to such conditions and limitations as the Committee may establish. The Committee may delegate authority pursuant to this provision only by resolution or other valid action it reflects in writing.

(e) Effect of Committee’s Decision. The Committee’s decisions, determinations and interpretations will be final, binding and conclusive on all persons, including the Company, its Subsidiaries, Employees, Non-Employee Directors, consultants, other Participants and their estates and beneficiaries.

4. Shares Subject to the Plan; Effect of Grants; Individual Limits.

(a) Number of Shares Available for Grants. Subject to adjustment as provided in Section 18, the maximum number of Shares that may be issued pursuant to Awards under the Plan shall be (i) 2,150,000 Shares, plus (ii) up to 320,000 Shares available for issuance under the Prior Plans, as previously approved by the shareholders of the Company, as of the Effective Date, but that are not underlying any outstanding stock options or other awards under the Prior Plans as of the Effective Date, plus (iii) any Shares allocable to outstanding stock options or other awards under the Prior Plans as of the Effective Date to the extent that on or after the Effective Date such stock options or other awards expire, are forfeited or otherwise terminate unexercised; provided, however, that in no event shall the maximum number of Shares issued pursuant to Awards under the Plan exceed 5,850,933 Shares (which is the sum of 2,150,000 Shares set forth above, plus the number of Shares available for issuance under the Prior Plans as of the Effective Date, plus the aggregate number of shares subject to options previously granted and outstanding under the Prior Plans as of the Effective Date). From and after the Effective Date, no further grants or awards shall be made under the Prior Plans; however, grants or awards made under the Prior Plans before the Effective Date shall continue in effect in accordance with their terms.

(b) Limit on Awards of Incentive Stock Options. Subject to adjustment as provided in Section 18, the maximum aggregate number of Shares that may be delivered in connection with Incentive Stock Options under the Plan will not exceed 1,500,000 Shares.

(c) Limits on Awards to Individual Participants. Subject to adjustment as provided in Section 18, the following rules will apply with respect to Awards to individual Participants:

(i) Total Limit: The maximum aggregate number of Shares that can be granted to any one Participant in a particular calendar year pursuant to any and all Awards is 100,000 Shares.

(ii) Incentive Stock Options: The maximum aggregate number of Shares with respect to which Incentive Stock Options may be granted in any particular calendar year to any one Participant is 100,000 Shares.

(iii)  Restricted Stock and Restricted Stock Units: The maximum aggregate number of Shares of Restricted Stock and Shares with respect to which Restricted Stock Units may be granted in a particular calendar year to any one Participant is 50,000 Shares.

(iv) Performance Shares and Performance Units: The maximum aggregate number of Performance Shares that may be granted in a particular calendar year to any one Participant is 50,000 Shares, and the maximum aggregate compensation that can be paid pursuant to Performance Units awarded in any one calendar year to any one Participant is $250,000 or a number of Shares having an aggregate Fair Market Value not in excess of that amount.

(d) Forfeited Shares. If Awards are forfeited or terminated for any reason before being exercised, fully vested, or settled, then the Shares underlying those Awards will cease to count against the limitations in subsections (a) and (b) and will become available for Awards under the Plan.

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(e) Shares for Withholding Obligations. Any Shares subject to any Award that are withheld or otherwise not issued upon exercise of any Award to satisfy the Participant’s withholding obligations or in payment of any subscription price or the Exercise Price, and Shares subject to an Award (or any portion of an Award) that is settled in cash in lieu of settlement in Shares, will reduce the number of Shares available for grant under the limitations in subsections (a) and (b).

(f) Awards Settled in Cash. Awards valued by reference to Shares that may be settled in equivalent cash value will count against the limitations in this Section 4 to the same extent as if settled in Shares.

5. Eligibility and Participation.

(a) Eligibility. Employees, Non-Employee Directors, consultants of the Company and other individuals are eligible to participate in the Plan.

(b) Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Non-Employee Directors, consultants of the Company and other individuals those to whom Awards will be granted and will determine the nature and amount of each Award.

(c) Service as an Employee. For purposes of an Employee's participation in the Plan, and the interpretation of the Plan's provisions, no event will constitute a termination of employment unless the event is a termination of Continuous Service.

6. Types of Awards.

(a) Type of Awards. Awards under the Plan may be in the form of Options (both Nonqualified Stock Options and/or Incentive Stock Options), SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards.

(b) Designation of Award. Each Award will be designated in the Award Agreement.

7. Options.

(a) Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number and upon such terms, and at any time and from time to time, as the Committee determines.

(b) Award Agreement. Each Option grant will be evidenced by an Award Agreement that specifies the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, the Option vesting schedule, and such other provisions as the Committee determines including, without limitation, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, and payment contingencies. The Award Agreement will also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. Options that are intended to be Incentive Stock Options will be subject to the limitations set forth in Code Section 422 and will be subject to Section 7(m).

(c) Exercise Price. Except for Options adjusted pursuant to Section 18 and replacement Options granted in connection with a merger, acquisition, reorganization or similar transaction, the Exercise Price of each Option will not be less than 100% of the Fair Market Value of a Share on the date the Option is granted. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the Exercise Price of the Option will not be less than 110% of the Fair Market Value of a Share on the date the Option is granted.

(d) Term of Options. The term of an Option granted under the Plan will be determined by the Committee, in its sole discretion; provided, however, that the term will not exceed ten (10) years. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock

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 representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e) Vesting of Options. Options granted under this Section 7 will be exercisable at such times (based on the passage of time or the achievement of performance goals) and be subject to such restrictions and conditions as set forth in the Award Agreement, which need not be the same for each grant or for each Participant.

(f) Exercise of Options. Options granted under this Section 7 will be exercised by the delivery of a written notice to the Company, setting forth the number of Shares with respect to which the Option is to be exercised and specifying the method of payment for the Exercise Price. An Option’s Exercise Price will be payable to the Company:

(i) in cash or its equivalent;

(ii) by tendering (either actually or constructively by attestation) Shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price, provided that the Committee may, in its sole discretion, require that Shares tendered for payment have been previously held by the Participant for a minimum duration;

(iii) in any other manner then permitted by the Committee (including Cashless Exercise); or

(iv) by a combination of any of the permitted methods of payment in subsections (i), (ii), and (iii) above.

The Committee may limit any method of payment, other than that specified under (i), for administrative convenience, to comply with Applicable Law or for any other reason it deems appropriate.

(g) Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Section 7 as it deems advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to the Shares.

(h) Termination for Cause. Upon a Participant’s termination of employment or service for Cause, all rights under any Options granted to the Participant will terminate immediately, and the Participant will (if the Committee, in its sole discretion, exercises its rights under this Section 7(h) within ten (10) days of the termination) repay to the Company within ten (10) days of the Committee’s written demand the amount of any gain the Participant had realized upon any exercise within the 90-day period prior to the termination of any Options.

(i) Termination Due to Death or Disability. Upon a Participant’s termination of employment or service due to death or Disability, the Participant or the Participant’s beneficiary, as the case may be, may exercise outstanding Options to the extent the Participant was entitled to exercise the Options on the date of termination, but only within the one (1)-year period immediately following the Participant’s termination due to death or Disability, and in no event after the date the Options expire in accordance with their terms.

(j) Other Terminations. Upon the termination of a Participant's employment or service by the Company without Cause, upon the Participant's voluntary termination of employment or service for a reason other than death or Disability, or upon the Employee’s Retirement, the Participant may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of termination, but only within the one (1) month period immediately following the Participant’s termination, and in no event after the date the Options expire in accordance with their terms.

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(k) Forfeiture of Options. Notwithstanding subsections (i) and (j) above, a Participant or the Participant’s beneficiary, as the case may be, will, in connection with any and all terminations of employment or service, forfeit all Options the Participant was not entitled to exercise on the date of termination.

(l) Committee Discretion. Notwithstanding the foregoing paragraphs of this Section 7, and subject to paragraph (m) below, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of a Participant’s termination, to the extent permitted by Applicable Law.

(m) Additional Rules For Incentive Stock Options.

(i)  Incentive Stock Options may be granted only to Participants who are Employees.

(ii) No Incentive Stock Option will be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the date of grant) of the Shares with respect to which Incentive Stock Options under Code Section 422 are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Affiliate, would exceed $100,000, determined in accordance with Code Section 422(d). This limitation will be applied by taking Options into account in the order in which they were granted.

(iii) An Award of an Incentive Stock Option may provide that the Option may be exercised not later than three (3) months following the Participant’s termination of employment with the Company and all Subsidiaries, or not later than one (1) year following death or a permanent and total disability within the meaning of Code Section 22(e)(3).

(iv) Notwithstanding any other provisions of the Plan, if for any reason any Option granted under the Plan that is intended to be an Incentive Stock Option fails to qualify as an Incentive Stock Option, that Option will be deemed to be a Nonqualified Stock Option and fully authorized and validly issued under the Plan.

8. Stock Appreciation Rights.

(a) Grant of SARs. Subject to the terms and provisions of the Plan, SARs may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee determines. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

(b) Award Agreement. Each SAR grant will be evidenced by an Award Agreement that specifies the number of Shares to which the SAR pertains, the grant price, the term of the SAR, and such other provisions as the Committee determines.

(c) Grant Price. The grant price of a Freestanding SAR will not be less than 100% of the Fair Market Value of a Share on the date of grant of the SAR, and the grant price of a Tandem SAR will equal the Exercise Price of the related Option; provided, however, that these limitations will not apply to Awards that are adjusted pursuant to Section 18.

(d) Term of SARs. The term of a SAR granted under the Plan will be determined by the Committee, in its sole discretion; provided, however, that the term will not exceed ten (10) years from the date of grant.

(e) Exercise of Tandem SARs. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. To the extent exercisable, Tandem SARs may be exercised for all or part of the Shares subject to the related Option. The exercise of all or part of a Tandem SAR will result in the forfeiture of the right to purchase a number of Shares under the related Option equal to the number of Shares with respect to which the SAR is exercised. Conversely, upon exercise of all or part of an Option with respect to which a Tandem SAR has been granted, an equivalent portion of the Tandem SAR will similarly be forfeited.

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Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than 100% of the difference between the Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

(f) Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them and sets forth in the applicable Award Agreement; provided, however, that except as otherwise provided upon a termination of employment or service or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, no Freestanding SARs may be exercisable prior to one (1) year from the date of grant.

(g) Payment of SAR Amount. SARs granted under this Section 8 will be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the SAR is to be exercised. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

(ii) the number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee as specified in the Award Agreement, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

(h) Termination for Cause. Upon a Participant’s termination of employment or service for Cause, all rights under any SARs granted to the Participant will terminate immediately, and the Participant will (if the Committee, in its sole discretion, exercises its rights under this Section 8(h) within ten (10) days of the termination) repay to the Company within ten (10) days of the Committee’s written demand the amount of any gain the Participant had realized upon any exercise within the 90-day period prior to the termination of any SARs.

(i) Termination Due to Death or Disability. Upon a Participant’s termination of employment or service due to death or Disability, the Participant or the Participant’s beneficiary, as the case may be, may exercise outstanding SARs to the extent the Participant was entitled to exercise the SARs on the date of termination, but only within the one (1)-year period immediately following the Participant’s termination due to death or Disability, and in no event after the date the SARs expire in accordance with their terms.

(j) Other Terminations. Upon the termination of a Participant's employment or service by the Company without Cause, upon the Participant’s voluntary termination of employment or service for a reason other than death or Disability, or upon the Employee's Retirement, the Participant may exercise outstanding SARs to the extent that the Participant was entitled to exercise the SARs at the date of termination, but only within the one (1) month period immediately following the Participant’s termination, and in no event after the date the SARs expire in accordance with their terms.

(k) Forfeiture of SARs. Notwithstanding subsections (i) and (j) above, a Participant or the Participant’s beneficiary, as the case may be, will, in connection with any and all terminations of employment or service, forfeit all outstanding SARs the Participant was not entitled to exercise on the date of termination.

(l) Committee Discretion. Notwithstanding the foregoing paragraphs of this Section 8, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of a Participant’s termination, to the extent permitted by Applicable Law.

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9. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, Restricted Stock may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee determines.

(b)  Award Agreement. Each Restricted Stock grant will be evidenced by an Award Agreement that specifies the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee determines.

(c) Period of Restriction. Except as otherwise provided in subsection (h) below, or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, any Period of Restriction for an Award of Restricted Stock will not be less than one (1) year. Notwithstanding Section 3(c) of this Plan, the Committee does not have the discretion or authority to (i) grant any Award of Restricted Stock under a Period of Restriction that is shorter than the minimum Period of Restriction in this subsection (c), or (ii) shorten the Period of Restriction of any outstanding grant of Restricted Stock.

(d) Other Restrictions. The Committee may impose such other conditions or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, a requirement that the issuance of Shares of Restricted Stock be delayed, restrictions based upon the achievement of specific performance goals, additional time-based restrictions, or restrictions under Applicable Law or under the requirements of any stock exchange or market upon which the Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of the Restricted Stock. The Company may retain in its custody any certificate evidencing the Shares of Restricted Stock and place on them a legend and institute stop-transfer orders on the Shares, and the Participant will be obligated to sign any stock power requested by the Company relating to the Shares to give effect to the forfeiture provisions of the Restricted Stock.

(e) Removal of Restrictions. Subject to Applicable Law, Restricted Stock will become freely transferable by the Participant after the last day of the applicable Period of Restriction. Once Restricted Stock is released from the restrictions, the Participant will be entitled to receive a certificate evidencing the Shares.

(f) Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding Shares of Restricted Stock granted under the Plan may exercise full voting rights with respect to those Shares during the Period of Restriction.

(g) Dividends and Other Distributions. Except as otherwise provided in a Participant’s Award Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock will receive all regular cash Dividends paid with respect to all Shares while they are so held, and, except as otherwise determined by the Committee, all other distributions paid with respect to the Restricted Stock will be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and paid at such time following full vesting as are paid the Shares of Restricted Stock with respect to which the distributions were made.

(h) Termination Due to Death or Disability. Except as otherwise determined by the Committee, upon a Participant’s termination of employment or service due to death or Disability:

(i) With respect to an Award of Restricted Stock with a time-based Period of Restriction, the restrictions on the Ratable Portion of the Award will lapse, and those Shares will be free of restrictions and will not be forfeited. The “Ratable Portion” of an Award of Restricted Stock is equal to:

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(a) the number of Shares of Restricted Stock awarded to the Participant multiplied by the portion (expressed as a percentage) of the Restricted Period that expired on the date of the Participant’s death or Disability, reduced by

(b) the number of Shares of Restricted Stock awarded with respect to which the restrictions had lapsed as of the date of the Participant’s death or Disability.

(ii) With respect to an Award of Restricted Stock with a performance-based Period of Restriction, any unvested portion of the Award will vest on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid (A) based on the level of performance achieved as of the date of the termination, if determinable, or (B) at the target level, if not determinable. The amount of the vested Award may be computed under the following formula: unvested number of Shares times (number of full months elapsed in shortest possible vesting period divided by number of full months in shortest possible vesting period) times percent performance level achieved immediately prior to the effective date of the termination of employment or service.

(i) Other Terminations of Employment. Immediately after a Participant’s termination of employment or service for a reason other than death or Disability, except as provided in Section 19 or as the Committee may otherwise determine, a Participant will forfeit all Restricted Stock that, at the time of termination, remains subject to the restrictions imposed by paragraph (c) of this Section 9.

10. Restricted Stock Units.

(a) Grant of Restricted Stock Units. Subject to the terms and provisions of the Plan, Restricted Stock Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee determines.

(b) Award Agreement. Each grant of Restricted Stock Units will be evidenced by an Award Agreement that specifies the applicable Period of Restriction, the number of Restricted Stock Units granted, the settlement date, and such other provisions as the Committee determines.

(c)  Value of Restricted Stock Units. The initial value of a Restricted Stock Unit will equal the Fair Market Value of a Share on the date of grant; provided, however, that this requirement will not apply to Awards that are adjusted pursuant to Section 18.

(d) Period of Restriction. Except as otherwise provided in subsection (g) below, or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, any Period of Restriction for an Award of Restricted Stock Units will not be less than one (1) year. Notwithstanding Section 3(c), the Committee does not have the discretion or authority to (i) grant any Award of Restricted Stock Units under a Period of Restriction that is shorter than the minimum Period of Restriction in this subsection (d), or (ii) shorten the Period of Restriction of any outstanding grant of Restricted Stock Units.

(e) Form and Timing of Settlement. Except as otherwise provided in Section 19 or a Participant’s Award Agreement, settlement and payment of Restricted Stock Units will be made at a specified settlement date that will not be earlier than the last day of the Period of Restriction. The Committee, in its sole discretion as specified in the Award Agreement, may settle earned Restricted Stock Units by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of the Shares on the settlement date (or a combination thereof).

(f) Voting Rights. A Participant will not have voting rights or other rights as a shareholder with respect to the Shares subject to an Award of Restricted Stock Units granted under the Plan until the time, if at all, when the Shares are issued to the Participant pursuant to the terms of the applicable Award Agreement.

(g) Termination Due to Death or Disability. Except as otherwise determined by the Committee, upon a Participant’s termination of employment or service due to death or Disability:

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(i) With respect to an Award of Restricted Stock Units with a time-based Period of Restriction, the restrictions on the Ratable Portion of the Award will lapse, and those Restricted Stock Units will be free of restrictions and will not be forfeited. The “Ratable Portion” of an Award of Restricted Stock Units is equal to:

(a) the number of Restricted Stock Units awarded to the Participant multiplied by the portion (expressed as a percentage) of the Restricted Period that expired on the date of the Participant’s death or Disability, reduced by

(b) the number of Restricted Stock Units awarded with respect to which the restrictions had lapsed as of the date of the Participant’s death or Disability.

(ii)  With respect to an Award of Restricted Stock Units with a performance-based Period of Restriction, any unvested portion of the Award will vest on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid (A) based on the level of performance achieved as of the date of the termination, if determinable, or (B) at the target level, if not determinable. The amount of the vested Award may be computed under the following formula: unvested number of Restricted Stock Units times (number of full months elapsed in shortest possible vesting period divided by number of full months in shortest possible vesting period) times percent performance level achieved immediately prior to the effective date of the termination of employment or service.

(h) Other Terminations of Employment. Upon a Participant’s termination of employment or service for a reason other than death or Disability, except as provided in Section 19 or as the Committee may otherwise determine, a Participant will forfeit all Restricted Stock Units that, at the time of termination, remain subject to the restrictions imposed by paragraph (d) of this Section 10.

11. Performance Shares.

(a) Grant of Performance Shares. Subject to the terms and provisions of the Plan, Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee determines.

(b) Award Agreement. Each grant of Performance Shares will be evidenced by an Award Agreement that specifies the applicable Performance Period(s) and performance goal(s), the number of Performance Shares granted, and such other provisions as the Committee determines; provided, however, that except as otherwise provided in a Participant’s Award Agreement, upon a termination of employment or service or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, in no case will a Performance Period be for a period of less than one (1) year.

(c) Value of Performance Shares. The initial value of a Performance Share will equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction will not apply to Awards that are adjusted pursuant to Section 18.

(d) Form and Timing of Payment. As soon as practicable following the completion of the Performance Period applicable to outstanding Performance Shares, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement. By the fifteenth (15th) day of the third (3rd) month following the completion of the Performance Period applicable to outstanding Performance Shares, payment will be made to each eligible Participant of the final value of the Performance Shares. The Committee, in its sole discretion as specified in the Award Agreement, may pay earned Performance Shares by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of the Shares (or a combination thereof).

(e) Voting Rights. A Participant will not have voting rights or other rights as a shareholder with respect to the Shares subject to an Award of Performance Shares granted under the Plan until the time, if at all, when the Shares are issued to the Participant pursuant to the terms of the applicable Award Agreement.

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(f) Termination of Employment or Service.

(i) Except as otherwise determined by the Committee, upon a Participant’s termination of employment or service due to death or Disability, the Performance Shares will be paid based on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid (A) based on the level of performance achieved as of the date of the termination, if determinable, or (B) at the target level, if not determinable. The amount of the Award to be paid may be computed under the following formula: total Performance Shares times (number of full months elapsed in shortest possible vesting period divided by number of full months in shortest possible vesting period) times percent performance level achieved immediately prior to the effective date of the termination of employment or service.

(ii) Except as otherwise determined by the Committee, if a Participant terminates employment or service with the Company for any reason other than death or Disability prior to the end of the Performance Period respecting an Award of Performance Shares, the Participant will forfeit any and all right to payment under the Performance Shares.

12. Performance Units.

(a) Grant of Performance Units. Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee determines.

(b) Award Agreement. Each grant of Performance Units will be evidenced by an Award Agreement that specifies the number of Performance Units granted, the Performance Period(s) and performance goal(s), and such other provisions as the Committee determines; provided, however, that except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or service or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, in no case will a Performance Period be for a period of less than one (1) year.

(c) Value of Performance Units. The Committee will set performance goal(s) in its discretion that, depending on the extent to which they are met, will determine the number and/or value of Performance Units that will be paid to Participants.

(d) Form and Timing of Payment. As soon as practicable following the completion of the Performance Period applicable to outstanding Performance Units, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement. By the fifteenth (15th) day of the third (3rd) month following the completion of the Performance Period applicable to outstanding Performance Units, payment will be made to each eligible Participant of the final value of the Performance Units. The Committee, in its sole discretion as specified in the Award Agreement, may pay earned Performance Units in cash or in Shares that have an aggregate Fair Market Value equal to the value of the earned Performance Units (or a combination thereof).

(e) Voting Rights. A Participant will not have voting rights or other rights as a shareholder with respect to the Shares subject to an Award of Performance Units granted under the Plan until such time, if at all, as Shares are issued to the Participant pursuant to the terms of the applicable Award Agreement.

(f) Termination of Employment or Service.

(i) Except as otherwise determined by the Committee, upon a Participant’s termination of employment or service due to death or Disability, the Performance Units will be paid based on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid (A) based on the level of performance achieved as of the date of the termination, if determinable, or (B) at the target level, if not

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determinable. The amount of the Award to be paid may be computed under the following formula: total Performance Units times (number of full months elapsed in shortest possible vesting period divided by number of full months in shortest possible vesting period) times percent performance level achieved immediately prior to the effective date of the termination of employment or service.

(ii) Except as otherwise determined by the Committee, if a Participant terminates employment or service with the Company for any reason other than death or Disability prior to the end of the Performance Period respecting an Award of Performance Units, the Participant will forfeit any and all right to payment under the Performance Units.

13. Other Stock-Based Awards.

(a) Grant. The Committee has the right to grant Other Stock-Based Awards that may include, without limitation, (i) the grant of Shares based on attainment of performance goal(s) established by the Committee, (ii) the payment of Shares as a bonus or in lieu of cash based on attainment of performance goal(s) established by the Committee, and (iii) the payment of Shares in lieu of cash under other Company incentive or bonus programs.

(b) Period of Restriction. Except as otherwise provided in a Participant’s Award Agreement, upon a termination of employment or service or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, Other Stock-Based Awards granted pursuant to this Section 13 will have a minimum Period of Restriction of one (1) year, which period may, in the Committee’s discretion, lapse on a pro-rated, graded, or cliff basis (as specified in an Award Agreement); provided, however, that in the Committee’s discretion, up to five percent (5%) of the Shares available for issuance under the Plan may have a shorter Period of Restriction. Notwithstanding the above, an Award of payment in Shares in lieu of cash under other Company incentive or bonus programs will not be subject to the minimum Period of Restriction limitations described above and will not be applied against or included when calculating the 5% limitation in the previous sentence.

(c) Other Company Programs. Notwithstanding subsection (b) above, an Award that is payable in Shares in lieu of cash under another Company incentive or bonus program (and not this Plan) will not be subject to any Period of Restriction.

(d) Payment of Other Stock-Based Awards. Subject to Section 13(b), payment under or settlement of any such Awards will be made in such manner and at such times as the Committee determines. The Committee may provide that settlement of Other Stock-Based Awards will be deferred, on a mandatory basis or at the election of the Participant, pursuant to a deferred compensation plan designed to comply with Code Section 409A.

(e) Termination of Employment or Service. The Committee will determine the extent to which the Participant will have the right to receive Other Stock-Based Awards following termination of the Participant’s employment or service with the Company and its Subsidiaries. Those provisions will be determined in the sole discretion of the Committee, may be included in an agreement entered into with each Participant, but need not be uniform among all Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination of employment or service.

14. Performance-Based Exception.

(a) If the Committee intends for an Award to qualify for the Performance-Based Exception, it shall specify that the attainment of one or more Performance Measures will determine the degree of granting, vesting or payout with respect to the Award. The Committee may establish Performance Measures, in its discretion, on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments, functions, salary grade level, or position, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

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(b) Unless otherwise determined by the Committee, measurement of Performance Measures will exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, as well as the cumulative effects of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis, or other filings with the SEC.

(c) Performance Measures may differ for Awards granted to any one Participant or to different Participants.

(d) Achievement of Performance Measures in respect of Awards intended to qualify under the Performance-Based Exception will be measured over a Performance Period specified in the Award Agreement, and the goals will be established not later than 90 days after the beginning of the Performance Period or, if less than 90 days, the number of days that is equal to 25% of the relevant Performance Period applicable to the Award.

(e) The Committee will have the discretion to adjust the determinations of the degree of attainment of the pre-established Performance Measures; provided, however, that Awards that are designed to qualify for the Performance-Based Exception may not be adjusted upward (the Committee may, in its discretion, adjust the Awards downward).

15. Transferability of Awards; Beneficiaries.

(a) Awards Not Transferable. Except as provided in this Section 15, Awards under the Plan will not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and will not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. During the lifetime of a Participant, an Award will be exercised only by the Participant or the Participant’s guardian or legal representative.

(b) Death of Participant. Notwithstanding subsection (a), the Committee may provide in an Award Agreement that the Participant has the right to designate a beneficiary or beneficiaries who will be entitled to any rights, payments, or other benefits of the Award following the Participant’s death. In the event of the Participant’s death, the Participant’s beneficiary may exercise the Award, to the extent the Award Agreement permits, in the same manner and to the same extent that the Participant could have exercised the Award on the date of his of her death.

(c) Designation of Beneficiary. If an Award Agreement provides that a Participant has the right to designate a beneficiary or beneficiaries, the Participant must designate his or her beneficiary or beneficiaries in the manner the Committee prescribes in the Award Agreement.

(d) Failure to Designate a Beneficiary. If a Participant’s Award Agreement allows the Participant to designate a beneficiary or beneficiaries of the Award, and the Participant dies without a beneficiary designation valid under subsection (c), the Award may be exercised, within the limits of subsection (b), by the legatee of the Award under the Participant’s will, by the Participant’s estate in accordance with the Participant’s will, or the laws of descent and distribution.

16. Taxes.

Prior to the delivery of any Shares or cash pursuant to an Award, the Company has the right and power to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy all applicable tax withholding requirements. The Company may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares already owned for a period of at least six (6) months (or such longer or shorter period as may be required to avoid a charge to earnings for financial accounting purposes), in each case having a value equal to the amount to be withheld, which will not exceed the amount determined by the applicable minimum statutory tax withholding rate (or such other rate as will not result in a negative accounting impact). For these purposes, the value of the Shares to be withheld or delivered will be equal to the Fair Market Value as of the date that the taxes are required to be withheld.

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17. Conditions Upon Issuance of Shares.

(a) Shares will not be issued pursuant to the exercise or settlement of an Award, unless the exercise of the Award and the issuance and delivery of the Shares pursuant thereto will comply with Applicable Law.

(b) As a condition to the exercise or settlement of an Award, the Company may require the person exercising the Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Law.

18. Adjustments Upon Changes in Capitalization.

In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, spin-off, stock split, reverse stock split, share combination, share exchange, or any change in the corporate structure affecting the Shares, or in the event of payment of a dividend or distribution to the shareholders of the Company in a form other than Shares (excepting normal cash dividends) or other corporate event that has a material effect on the Fair Market Value of the Shares, such adjustment will be made in the number and kind of Shares that may be delivered under the Plan, the individual limits set forth in Section 4(c), and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, the Exercise Price, grant price or other price of Shares subject to outstanding Awards, any performance conditions relating to Shares, the market price of Shares, or per-Share results, and other terms and conditions of outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award will always be rounded down to a whole number. Adjustments made by the Committee pursuant to this Section 18 will be final, binding, and conclusive.

19. Change in Control, Cash-Out and Termination of Underwater Options/SARs, and Subsidiary Disposition.

(a) Change in Control. Except as otherwise provided in a Participant’s Award Agreement, if a Participant’s employment or service is involuntarily terminated, for whatever reason, at any time within twelve (12) months after a Change in Control, unless otherwise specifically prohibited under Applicable Law:

(i) any and all outstanding Awards granted under the Plan with time-based vesting provisions will vest on a pro rata monthly basis, including full credit for partial months elapsed; and

(ii) any and all Awards granted under the Plan with performance-based vesting provisions will vest on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid (A) based on the level of performance achieved as of the date of the termination, if determinable, or (B) at the target level, if not determinable. The amount of the vested Award may be computed under the following formula: total Award number of Shares times (number of full months elapsed in shortest possible vesting period divided by number of full months in shortest possible vesting period) times percent performance level achieved immediately prior to the effective date of the termination.

(b) Cash-Out and Termination of Underwater Options/SARs. The Committee may, in its sole discretion, determine that (i) all outstanding Options and SARs will be terminated upon the occurrence of a Change in Control and that each Participant will receive, with respect to each Share subject to the Options or SARs, an amount in cash equal to the excess of the consideration payable with respect to one Share in connection with the Change in Control over the Option Exercise Price or the SAR grant price; and (ii) Options and SARs outstanding as of the date of the Change in Control may be cancelled and terminated without payment if the consideration payable with respect to one Share in connection with the Change in Control is less than the Option Exercise Price or the SAR grant price.

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(c) Subsidiary Disposition. The Committee will have the authority, exercisable either in advance of any actual or anticipated Subsidiary Disposition or at the time of an actual Subsidiary Disposition and either at the time of the grant of an Award or at any time while an Award remains outstanding, to provide for the automatic full vesting and exercisability of one or more outstanding unvested Awards under the Plan and the termination of restrictions on transfer and repurchase or forfeiture rights on the Awards, in connection with a Subsidiary Disposition, but only with respect to those Participants who are at the time engaged primarily in Continuous Service with the Subsidiary involved in the Subsidiary Disposition. The Committee also will have the authority to condition any such Award vesting and exercisability or release from limitations upon the subsequent termination of the affected Participant’s Continuous Service with that Subsidiary within a specified period following the effective date of the Subsidiary Disposition. The Committee may provide that any Awards so vested or released from limitations in connection with a Subsidiary Disposition, will remain fully exercisable until the expiration or sooner termination of the Award.

20. Amendment, Suspension or Termination of the Plan.

(a) Amendment, Modification and Termination. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment that requires shareholder approval, as described in subsection (b) below, will be effective unless the amendment is approved by the requisite vote of shareholders of the Company entitled to vote thereon within the applicable time period.

(b) Amendments Requiring Shareholder Approval. The Board will seek shareholder approval of any amendment the Board determines would require shareholder approval under the applicable rules of any national securities exchange or other market system, and such an amendment will become effective only upon its approval by the Company’s shareholders. Except for adjustments made pursuant to Section 18, plan amendments that require shareholder approval include, without limitation, any amendment that would (i) increase the maximum number of Shares for which Awards may be granted under the Plan; (ii) reduce the Exercise Price of outstanding Options or the grant price of outstanding SARs; (iii) extend the term of the Plan or the maximum term of Options granted under the Plan; or (iv) change the class of persons eligible for grants of Awards under the Plan. Except as provided in Section 18, the Committee may not take any action: (1) to reprice, replace, regrant through cancellation or modify an outstanding Option or SAR if the effect of such action would be to reduce the Exercise Price of the Option or the grant price of the SAR; or (2) to cancel an outstanding Option or SAR having an Exercise Price or grant price above the then-current Fair Market Value of the Shares in exchange for the grant of another type of Award, without, in each case, first obtaining approval of the shareholders of the Company of such action.

(c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 18) affecting the Company or the financial statements of the Company or of changes in Applicable Law, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. With respect to any Awards intended to comply with the Performance-Based Exception, unless otherwise determined by the Committee, any such exception will be specified at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception.

(d) Awards Previously Granted. No termination, amendment or modification of the Plan or of any Award will adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding the Award, unless the termination, modification or amendment is required by Applicable Law and except as otherwise provided under the Plan.

(e) Compliance with the Performance-Based Exception. If an Award is intended comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate such that the Awards maintain eligibility for the Performance-Based Exception. If changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Section 20, make any adjustments to the Plan or Award Agreements it deems appropriate.

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21. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available a number of Shares sufficient to satisfy the Plan’s requirements. Shares issued under the Plan may be either authorized but unissued Shares, or Shares held in the Company’s treasury.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell the Shares as to which the requisite authority is not obtained.

22. Rights of Participants.

(a) Continued Service. The Plan will not confer upon any Participant any right to continue employment or service with the Company, nor will it interfere in any way with his or her right or the Company’s right to terminate a Participant’s employment or service at any time, with or without cause.

(b) Participant. No Employee, Non-Employee Director, consultant or other individual will have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

23. Successors.

All obligations of the Company under the Plan and with respect to Awards will be binding on any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company, and references to the “Company” in the Plan and in any Award Agreements will be deemed to refer to such successors.

24. Legal Construction.

(a) Gender, Number and References. Except where otherwise indicated by the context, any masculine term used in the Plan also will include the feminine, the plural will include the singular, and the singular will include the plural. Any reference in the Plan to a Section of the Plan either in the Plan or any Award Agreement or to an act or code or rule or regulation will be deemed to refer to that Section of the Plan, act, code, rule or regulation, as may be amended from time to time, or to any successor Section of the Plan, act, code, rule or regulation.

(b) Severability. In the event any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had not been included.

(c)  Requirements of Law. The granting of Awards and the issuance of Shares or cash under the Plan will be subject to all Applicable Law and to such approvals by any governmental agencies or national securities exchanges as may be required.

(d) Governing Law. To the extent not preempted by federal law, the Plan and all Award Agreements under the Plan will be construed in accordance with and governed by the laws of the State of Indiana, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

(e) Non-Exclusive Plan. Neither the adoption of the Plan by the Board nor its submission to the Company’s shareholders for approval will be construed as creating any limitations on the power of the Board or a committee of the Board to adopt any other incentive arrangements it may deem desirable.

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(f) Code Section 409A Compliance. To the extent applicable, it is intended that this Plan and any Awards granted hereunder comply with the requirements of Code Section 409A and any related regulations or other guidance promulgated with respect to that section by the U.S. Department of the Treasury or the Internal Revenue Service. Any provision that would cause the Plan or any Award granted under the Plan to fail to satisfy Code Section 409A will have no force or effect until amended to comply with Code Section 409A, which amendment may be retroactive to the extent permitted by Code Section 409A. With respect to any Award hereunder that constitutes “deferred compensation” within the meaning of Code Section 409A, notwithstanding any other provision of the Plan or the applicable Award Agreement, (i) any amount that is payable on account of a separation from service to a “specified employee, ” as defined in Code Section 409A(a)(2)(B)(i), will not be paid earlier than the date that is six (6) months following the specified employee’s separation from service; and (ii) an Award recipient will not be treated as having terminated employment or service until that individual has incurred a separation from service within the meaning of Code Section 409A. The determination of which individuals are “specified employees” will be made in accordance with such rules and practices, consistent with Code Section 409A and interpretive regulations, as established from time to time by the Board, or its designee, in its discretion.

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VOTE BY INTERNET- www.proxyvote.com
INTERACTIVE INTELLIGENCE, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735
Use  the  Internet  to  transmit  your  voting  instructions  and  for  electronic delivery of information up until 11:59 P.M. Eastern Time on May 29, 2008.  Have your proxy card in  hand  when  you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Interactive Intelligence, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE- 1 (800) 690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 29, 2008. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Interactive Intelligence, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

INTERACTIVE INTELLIGENCE, INC.
The Board of Directors of Interactive Intelligence, Inc. recommends a vote “FOR” Items 1 and 2.

Vote on Directors
1. Election of Directors:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark "For All Except" and write the number(s) of the nominee(s) on the line below.
Nominees: 01 - Donald E. Brown, M.D. 02 - Richard A. Reck	☐	☐	☐

Vote on Proposals
	For	Against	Abstain
2. To approve the amendment to the Interactive Intelligence, Inc. 2006 Equity Incentive Plan.	☐	☐	☐

3. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The  shares  represented  by  this  proxy  when  properly  executed  will  be  voted  in  the  manner  directed  herein  by  the  undersigned Shareholder(s).
If no direction is made, this proxy will be voted FOR items 1 and 2. If any other matters properly come before the meeting, the persons named in this proxy card will vote in their discretion.

Non-Voting Items: For address changes, please check this box and write them on the back where indicated.	☐

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

INTERACTIVE INTELLIGENCE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS
MAY 30, 2008

By signing the proxy, you revoke all prior proxies and appoint Donald E. Brown, M.D. and Stephen R. Head, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting of Shareholders of the Company to be held at the Company's World Headquarters, 7601 Interactive Way, Indianapolis, Indiana on Friday, May 30, 2008 at 9:00 a.m. Eastern Time, and at any adjournments thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes:_________________________________________________________________________________________

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE